   As filed with the Securities and Exchange Commission on January 8, 2002


                                               Registration No. 333-73342

                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM N-14/A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933



[X]  Pre-Effective Amendment No. 3            [ ] Post-Effective Amendment No.



                                IDEX Mutual Funds
               (Exact name of Registrant as specified in Charter)

                         Area Code and Telephone Number:
                                 (888) 233-4339
                              570 Carillon Parkway
                       St. Petersburg, Florida 33716-1202
               (address of Principal Executive Offices) (Zip Code)

                              John K. Carter, Esq.
                                IDEX Mutual Funds
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                     (Name and address of agent for service)

                      ------------------------------------

                                    Copy To:


                              Catherine S. Wooledge
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415
                       ----------------------------------

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.


It is proposed that this filing shall hereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), shall determine.

Registrant has registered an indefinite number of shares of its common stock pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Accordingly, no filing fee is being paid at this time.

                       ----------------------------------

                                IDEX MUTUAL FUNDS

                                    Form N-14

                              Cross Reference Sheet
            Pursuant to Rule 481(a) Under the Securities Act of 1933

ITEM NO.                                              HEADING

Part A
1.    Beginning of Registration Statement
      And Outside Front Cover Page of Prospectus....  Cover Page

2.    Beginning and Outside Back Cover Page of
      Prospectus....................................  Cover Page

3.    Synopsis and Risk Factors.....................  Summary

4.    Information About the Transaction.............  Letter to Shareholders;
                                                      Summary; Reasons for the
                                                      Exchange; Information
                                                      About the Exchange; Q&A

5.    Information About the Registrant..............  Letter to Shareholders;
                                                      Summary; Reasons For the
                                                      Exchange; Information
                                                      About the Exchange;
                                                      Additional Information
                                                      About the Fund and the
                                                      Acquiring Fund

6.    Information About the Company Being Acquired    Letter to Shareholders;
                                                      Reasons for the Exchange;
                                                      Information About the
                                                      Exchange; Additional
                                                      Information About the Fund
                                                      and The Acquiring Fund

7.    Voting Information                              Letter to Shareholders;
                                                      Cover Page; Voting
                                                      Information; Q & A

8.    Interest of Certain Persons and Experts         Not Applicable

9.    Additional Information Required for             Not Applicable
      Reoffering by Persons Deemed to be
      Underwriters

PART B                                       STATEMENT OF ADDITIONAL INFORMATION
                                                      CAPTION

10.    Cover Page                                     Cover Page

11.    Table of Contents                              Not Applicable

12.    Additional Information about the               Statement of Additional
       Registrant                                     Information of IDEX (1)

13.    Additional Information About the               Not Applicable
       Company being Acquired

14.    Financial Statements                     Financial Statements(2); Pro
                                                Forma Financial
                                                Statements; IDEX
                                                MDFP. (2)



(1) Incorporated by reference to the Registration Statement of the Registrant on Form N-1A (File No. 33-2659).

(2)      IDEX Annual Report incorporated by reference.


PART C

15.      Indemnification

16.      Exhibits

17.      Undertakings

[LOGO] IDEX MUTUAL FUNDS



                   IMPORTANT INFORMATION FOR SHAREHOLDERS OF
IDEX AMERICAN CENTURY INCOME & GROWTH TO HELP YOU UNDERSTAND AND VOTE ON THE
                                   PROPOSAL

   Please read the enclosed prospectus/proxy statement for a complete description of the proposal. However, as a quick reference, the following questions and answers provide a brief overview of the proposals:



Q. ON WHAT PROPOSAL AM I BEING ASKED TO VOTE?

A. Shareholders are being asked to consider a plan of reorganization on behalf of IDEX American Century Income & Growth.

Q. HAS THE BOARD APPROVED THE PROPOSAL?

A. Yes. The IDEX Board has approved the proposals and recommends that you vote "FOR" the applicable proposal.

Q. WHAT HAPPENS IF SHAREHOLDERS DECIDE IN FAVOR OF A MERGER?

A. A closing date will be set for the reorganization. Shareholders will receive full and fractional shares of IDEX GE U.S. Equity equal in value to the shares of IDEX American Century Income & Growth that they owned on the Closing Date. The net asset value per share of IDEX GE U.S. Equity will not be affected by the transaction. So the reorganization will not result in a dilution of any shareholder's interest.

Q. WHAT ARE THE ADVANTAGES OF MERGING THE FUNDS?

A. There are three key potential advantages: American Century Income & Growth is managed by an investment team at American Century Investment Management, Inc. ("American Century"). The investment team combines a highly disciplined investment strategy and considerable expertise. The IDEX Board has selected American Century to also serve as sub-adviser to the IDEX GE U.S. Equity fund effective March 1, 2002, subject to shareholder approval.

   By combining the funds, shareholders may enjoy lower expense ratios over time. Larger funds tend to enjoy economies of scale not available to funds with smaller assets under management.

   These lower costs may lead to stronger performance, since total return to a fund's shareholders is net of fund expenses.

   The potential benefits are explained in more detail in the enclosed prospectus/proxy statement.

Q. HOW ARE THESE TWO FUNDS ALIKE?


A. Both funds are categorized as growth and income funds and invest in common stocks to achieve their investment goals.

Q. IF THE FUNDS MERGE, WILL THERE BE TAX CONSEQUENCES FOR ME?

A. Unlike a transaction where you direct IDEX to sell shares of one fund in order to buy shares of another, the reorganization will not be considered a taxable event. The funds themselves will recognize no gains or losses on assets as a result of a reorganization. So you will not have reportable capital gains or losses due to the reorganization.

Q. HOW MANY VOTES DO YOU NEED TO APPROVE THE PROPOSAL?

A. We need the affirmative vote of a majority of the Fund's outstanding voting securities, as defined by the Investment Company Act of 1940, for the merger proposal.

Q. WHAT IF WE DO NOT HAVE ENOUGH VOTES TO MAKE THE DECISIONS BY THE SCHEDULED SHAREHOLDER MEETING DATE?


A. If we do not receive sufficient votes to hold the meeting, we or ALAMO Direct, a proxy solicitation firm, may contact you by mail or telephone to encourage you to vote. Shareholders should review the proxy materials carefully and cast their vote to avoid additional mailings or telephone calls. If we do not have enough votes to approve the proposal by the time of the shareholder meeting at 1:00 p.m. on February 22, 2002, the meeting may be adjourned to permit further solicitation of proxy votes.


Q. HOW MANY VOTES AM I ENTITLED TO CAST?

A. As a shareholder, you are entitled to one vote for each share of each fund that you own, and fractional votes to reflect the fractional shares that you own on the record date, November 30, 2001.

Q. HOW DO I VOTE MY SHARES?

A. You can vote your shares by mail, via the Internet, by telephone or by facsimile. To vote by mail, complete and sign the enclosed proxy card, and mail it in the enclosed, postage-paid envelope.

   To vote via the Internet, by telephone or by fax, please follow the enclosed instructions.

   If you need any assistance, or have any questions regarding the proposal, or how to submit your vote, please call IDEX Customer Service at 1-888-233-4339 between the hours of 8:00 a.m. and 8:00 p.m. ET
   (Monday-Friday).

Q. HOW DO I SIGN THE PROXY CARD?



A. INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

   JOINT ACCOUNTS: Both the owners must sign and the signatures should conform exactly to the names shown on the account registration.

   ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as "Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President."

Q. WHO DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?


A. Call your IDEX Customer Service Representative at 1-888-233-4339 between the hours of 8:00 a.m. and 8:00 p.m. ET (Monday-Friday).


THE ATTACHED PROSPECTUS/PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSAL RELATING TO THE APPLICABLE FUND. PLEASE READ IT CAREFULLY!

                     IDEX AMERICAN CENTURY INCOME & GROWTH

                               IDEX Mutual Funds

                             570 Carillon Parkway
                         St. Petersburg, Florida 33716

Dear Shareholder:

   As a shareholder of IDEX American Century Income & Growth (the "Fund"), you are entitled to vote on the following proposal that is described below and in the enclosed materials:

 1. To consider an Agreement and Plan of Reorganization providing for the transfer of all of the assets, subject to liabilities, of the Fund to IDEX GE U.S. Equity (the "Acquiring Fund") in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Exchange"). The shares of the Acquiring Fund received in the Exchange will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will be dissolved;

as set forth in the Prospectus/Proxy Statement accompanying this notice, and to transact such other business as may properly come before the meeting and any adjournments. The Board is not aware of any other business to come before the meeting.

   The IDEX Board of Trustees has determined that it would be in the best interest of the Fund and its shareholders if the Fund were to exchange its assets (subject to liabilities) for shares of IDEX (the "Acquiring Fund") that has a similar investment objective and similar management policies as the Fund.

   The proposal provides that the Fund exchange all of its assets, subject to liabilities, for shares of the Acquiring Fund (the "Exchange"). Promptly thereafter, the Fund will distribute pro rata the Acquiring Fund shares received in the Exchange to its shareholders in complete liquidation of the Fund. Thus, each Fund shareholder will receive for his or her Fund shares a number of Acquiring Fund shares equal to the aggregate NET ASSET VALUE of the shareholder's Fund shares as of the date of the Exchange.

   Here are some facts about the Exchange that will be useful to you as you vote:

  . There will be no gain or loss for you to become a shareholder of the Acquiring Fund

  . In the opinion of counsel, the Exchange will be free from Federal income taxes to you, the Fund and Acquiring Fund

  . The holding period and aggregate tax basis of the Acquiring Fund shares you receive in the Exchange will be the same as the holding period and aggregate tax basis of your Fund shares

  . You will be able to redeem your shares of the Acquiring Fund for cash at net asset value without any redemption fees or required holding period

  . Shares of the Acquiring Fund are priced each day the New York Stock Exchange is open for business and you may redeem all or a part of your shares at the then-current net asset value per share

  . As a shareholder of the Acquiring Fund, you will have the ability to exchange your shares of other open-end funds in the IDEX family of funds

   Further information about the transaction is contained in the enclosed materials, which you should review carefully.

   A Question and Answer section is included regarding this proxy and its proposal.

   For your convenience, you may vote by mail, by telephone, via the Internet or by facsimile.


   TO VOTE BY MAIL: Please indicate your vote on the enclosed proxy card, date and sign the proxy, and mail the proxy card promptly in the enclosed, postage-paid envelope. Please allow sufficient time for the proxy card to be received on or before 1:00 p.m., February 22, 2002 ET.


   TO VOTE BY TELEPHONE, VIA THE INTERNET OR BY FACSIMILE: Please follow the enclosed instructions.

   If you vote via the Internet, by telephone or via facsimile, please do not mail your proxy card.

   The IDEX Board recommends that the Fund's shareholders vote "FOR" the proposal.


   If you have any questions after considering the enclosed materials, please call 1-888-233-IDEX (4339) between the hours of 8:00 a.m. and 8:00 p.m. ET (Monday-Friday).


   Sincerely,


                              /S/ JOHN R. KENNEY

   -------------------------------
                                  John R. Kenney
   Chairman and Chief Executive Officer


January 7, 2001

                               IDEX MUTUAL FUNDS

                     IDEX American Century Income & Growth
                             570 Carillon Parkway
                         St. Petersburg, Florida 33716
                          (Toll-Free) 1-888-233-4339

                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS


                               February 22, 2002


To the shareholders of IDEX American Century Income & Growth of IDEX Mutual
Funds:


   Notice is hereby given that a special meeting of the shareholders of IDEX American Century Income & Growth (the "Fund") of IDEX Mutual Funds ("IDEX") will be held at 570 Carillon Parkway, St. Petersburg, Florida 33716, on the 22nd day of February, 2002 at 1:00 p.m., local time, or any adjournment(s) thereof, for the following purpose:


    1. To consider an Agreement and Plan of Reorganization providing for the transfer of all of the assets, subject to liabilities, of the Fund to GE U.S. Equity (the "Acquiring Fund") in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Exchange"). The shares of the Acquiring Fund received in the Exchange will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will be dissolved;

as set forth in the Prospectus/Proxy Statement accompanying this notice, and to transact such other business as may properly come before the meeting and any adjournments. The Board is not aware of any other business to come before the meeting.


   The Board of Trustees of IDEX (the "Board") has fixed the close of business on November 30, 2001 as the record date (the "Record Date") for the determination of shareholders of the Fund that are entitled to notice of, and to vote at, the meeting. You are entitled to vote at the meeting and any adjournment(s) thereof if you owned shares of the Fund at the close of business on November 30, 2001. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please vote by mail, by telephone, via the Internet or by facsimile following the instructions included in this statement. If your shares are held in the name of your brokerage firm (a street name account), please complete your proxy card and return it to your broker. Your vote is still important. If you vote prior to February 22, 2002, and then decide to attend the meeting, you may change your vote in person at the meeting. The proposal set forth above has been unanimously approved by the Board with respect to the Fund. The Board recommends that you vote shares that you are entitled to vote "FOR" each proposal. This Notice and accompanying Proxy Statement will be mailed on or about January 7, 2002.

   We look forward to your participation, and we thank you for your continued confidence in IDEX.

   By Order of the Board of Trustees,

   John K. Carter, Secretary
   IDEX Mutual Funds
   St. Petersburg, Florida


January 7, 2002


                            YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

   You may vote by mail, by telephone, via the Internet or by facsimile. Please vote only one time, using the method that you prefer, unless you later decide to change your vote prior to the Meeting. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted "FOR" each proposal presented above.

   If you vote by telephone, via the Internet, or by facsimile, please do not mail your proxy card.

   IDEX will furnish, without charge, a copy of its most recent annual report to shareholders upon request. Any such request should be directed to IDEX by calling (888) 233-4339 or by writing to IDEX at P.O. Box 9015, Clearwater, FL 33758-9015.

   In order to avoid the additional expense and delay of further solicitation, we ask that you mail your proxy promptly.

------------------------------------------------------------

                  PROPOSAL: THE ACQUISITION OF THE ASSETS OF
                 IDEX AMERICAN CENTURY INCOME & GROWTH BY AND
                 IN EXCHANGE FOR SHARES OF IDEX GE U.S. EQUITY

------------------------------------------------------------

                          PROSPECTUS/PROXY STATEMENT


                                January 7, 2002


                        SPECIAL MEETING OF SHAREHOLDERS


                         TO BE HELD February 22, 2002


   This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of IDEX Mutual Funds ("IDEX") on behalf of IDEX American Century Income & Growth (the "Fund") to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held February 8, 2002, at 1:00 p.m., Eastern Time, at the IDEX offices, 570 Carillon Parkway, St. Petersburg, Florida 33716, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholder of record at the close of business on November 30, 2001 are entitled to receive notice of and to vote at the Meeting.

   It is proposed that the Fund transfer all of its assets, subject to certain liabilities, to IDEX GE U.S. Equity (the "Acquiring Fund"), as more fully described in this Prospectus/Proxy Statement (the "Exchange" or "Reorganization"). Upon consummation of the Exchange, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of Acquiring Fund shares (or fractions thereof) for Fund shares held prior to the Exchange. Thus, it is contemplated that each shareholder will receive for his or her Fund shares a number of Acquiring Fund shares (or fractions thereof) equal in value to the aggregate net asset value of the shareholder's Fund shares as of the date of the Exchange. The Acquiring Fund's name will be changed to IDEX American Century Income Growth as a result of the merger.

   This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.


   A Statement of Additional Information ("SAI") dated January 7, 2002, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference in its entirety. The SEC maintains a web site (HTTP://WWW.SEC.GOV) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-888-233-4339, or writing to IDEX at P.O. Box 9015, Clearwater, Florida 33758-9015.

------------------------------------------------------------

   MUTUAL FUND SHARES ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

------------------------------------------------------------

   AS WITH ALL MUTUAL FUNDS, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

------------------------------------------------------------

   The Acquiring Fund is a series of IDEX, an open-end, diversified management investment company advised by Idex Management, Inc. ("IMI"). The Fund is also a series of IDEX. The Acquiring Fund and the Fund have a similar investment objective and similar management policies. The substantive difference between the Fund and the Acquiring Fund are set forth in this Prospectus/Proxy Statement.


   The Acquiring Fund's Prospectus dated March 1, 2001, and the Acquiring Fund's Annual Report (financial statements) for the fiscal year ended October 31, 2001, are incorporated by reference in this Prospectus/Proxy Statement. For a free copy of the IDEX Annual Report, which contains the Acquiring Fund's audited financial statements, write to IDEX at P.O. Box 9015, Clearwater, Florida 33758-9015, or call 1-888-233-4339.



   Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by letter or telegram directed to IDEX, which must indicate the shareholder's name. To be effective, such revocation must be received before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of November 30, 2001, 842,639.847 shares of beneficial interest were issued and outstanding for the Fund.



   Proxy materials will be mailed to shareholders of record on or about January 7, 2002.

                               TABLE OF CONTENTS


Proposal No. 1--Acquisition of Assets:
   Summary.........................................................  4
   Reasons for the Exchange........................................ 10
   Information about the Exchange.................................. 10
   Additional Information about the Fund and the Acquiring Fund.... 12
   Voting Information.............................................. 17
   Financial Statements and Experts................................ 19
   Other Matters................................................... 19
   Notice to Broker/Dealers and Voting Trustees and Their Nominees. 19
Appendix A: Agreement and Plan of Reorganization................... 1A

------------------------------------------------------------

                     PROPOSAL: SUMMARY--Re: REORGANIZATION

------------------------------------------------------------


   This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the IDEX Prospectus (which contains information about the Fund and the Acquiring Fund, dated March 1, 2001), the Annual Report, and the form of Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Appendix A.


   Proposed Transaction. The IDEX Board, at a meeting held on October 30, 2001, including Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended ("1940 Act")), has approved an Agreement and Plan of Reorganization (the "Plan"). The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Exchange, the Fund will assign, transfer and convey to the Acquiring Fund all of the assets (subject to certain liabilities) of the Fund, including all securities and cash, in exchange for shares of the acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each shareholder will receive a pro rata net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Exchange. Thereafter, the Fund will be dissolved.

   As a result of the Exchange, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Exchange.

   The IDEX Board has concluded that the Exchange would be in the best interests of the Fund and its shareholders, and the interests of existing shareholders of the Fund would not be diluted as a result of the transactions contemplated by the Exchange. See "Reasons for the Exchange."

   Tax Consequences. As a condition to the closing of the Exchange, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for Federal income tax purposes, (a) no gain or loss will be recognized by the Fund, the Acquiring Fund, or the Fund's shareholders as a result of the Exchange, (b) the holding period and aggregate tax basis of Acquiring Fund shares received by a Fund shareholder will be the same as the holding period and aggregate tax basis of the shareholder's Fund shares, provided the Fund shares are held as capital assets and (c) the holding period and tax basis of the Fund's assets transferred to the Acquiring Fund as a result of the Exchange will be the same as the holding period and tax basis of such assets held by the Fund immediately prior to the Exchange. See "Information about the Exchange--Federal Income Tax Consequences."

   Comparison of the Fund and the Acquiring Fund. The following discussion is primarily a summary of certain parts of the Fund's Prospectus and the Acquiring Fund's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such IDEX Prospectus, which is incorporated herein by reference.

   Objectives. The Acquiring Fund seeks long-term growth of capital. The Fund seeks dividend growth, current income and capital appreciation by investing in common stock.

   Acquiring Fund and Fund Strategies. To pursue its goal, the Acquiring Fund invests principally in common stocks of U.S. companies. The Fund invests principally in common stocks. The Acquiring Fund manager uses a Multi-Style(R) investment strategy that combines growth and value investment management styles. As a result, the Acquiring Fund has characteristics similar to the Standard & Poor's 500 Composite Stock Index, including capital appreciation and income potential. Stock selection is key to the performance of the Acquiring Fund.

   Through fundamental company research, the Acquiring Fund manager seeks to identify securities of large companies with characteristics such as: attractive valuations, financial strength, high quality management focused on generating shareholder value.

   The Fund's investment strategy utilizes quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, the fund manager ranks stocks, primarily the 1,500 largest publicly traded companies in the United States (measured by their market capitalization) from most attractive to least attractive. This is determined by using a computer model that combines measures of a stock's value, as well as measures of its growth potential. To measure value, the manager uses ratios of stock price-to-book value and stock price-to-cash flow, among others. To measure growth, the manager uses, among others, the rate of growth of company's earnings and changes in its earnings estimates.

   In the second step, the manager uses a technique called portfolio optimization. In portfolio optimization, the manager uses a computer model to build a portfolio of stocks for the ranking described earlier that it believes will provide the optimal balance between risk and expected return. The goal is to create a fund that provides better returns than the S&P 500, without taking on significant additional risk.

   The Fund's manager does not attempt to time the market. Instead, under normal market conditions, it intends to keep the fund essentially fully invested in stocks regardless of the movement of stock prices. Stock index futures contracts, a type of derivative security, can help the fund's cash assets remain liquid while performing more like stocks. The fund has a policy governing stock index futures and similar derivative securities to help manage the risk of these types of instruments. For example, the manager cannot leverage the fund's assets by investing in a derivative security.

   Shareholders of the Acquiring Fund are also receiving proxies to ask for approval of a new Sub-Advisory Agreement on behalf of the Fund between IMI and American Century Investment Management, Inc., the sub-adviser to the Fund ("American Century"). GE Asset Management Incorporated ("GEAM") has notified the Board that it will resign as sub-adviser of the Acquiring Fund effective February 28, 2002. The Board selected American Century as sub-adviser for the Acquiring Fund effective March 1, 2002, subject to shareholder approval. The proposed Sub-Advisory Agreement reflects a modest 10 b.p. increase in fees as described more fully below.

   Main Risks. The principal risk associated with an investment in the Acquiring Fund is stock risk. The principal risks associated with investing in the Fund are stock risk, foreign stock risks, and quantitative models risk.

      Stock Risk--While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks a fund holds fluctuate in price, the value of your investment in a fund will go up and down.

      Foreign Stocks--Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include: changes in currency values; currency speculation; currency trading costs; different accounting and reporting practices; less information available to the public; less (or different) regulation of securities' markets; more complex business negotiations; less liquidity; more fluctuations in market prices; delays in settling foreign securities transactions; higher transaction costs; higher costs for holding foreign securities (custodial fees); vulnerability to seizure and taxes; political instability and small markets; and different market trading days.

      Quantitative Models--A quantitative model that is developed to select stocks may not be effective. As a result, overall returns of the fund may be lower than if other methods were used to select the stock held by the fund.

   See "Explanation of Strategies and Risks" in the IDEX Prospectus for a more complete description of investment risks applicable to an investment in the Acquiring Fund.


   Fees and Expenses. The fees and expenses of the Acquiring Fund set forth below are estimated based on the fees and expenses for the fiscal year ended October 31, 2001. The fees and expenses of the Fund set forth below are for the fiscal period from April 2, 2001 (inception) through October 31, 2001. The "Pro Forma After

Exchange" information is estimated based on net assets and fund accruals of the Fund and the Acquiring Fund as of October 31, 2001. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the fund's net asset value per share.


Shareholder Fees
(fees paid directly from your investment):

The maximum sales charge (load) imposed on purchases (as a % of offering price)

      for Class A shares is 5.50%
      for Class M shares is 1.00%.

   The sales charge is not applicable to Class B and C shares.

   The maximum deferred sales charge (load)

      for Class B shares is 5.00%
      for Class M shares is 1.00%

   The charge is not applicable to A and C shares. Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase. Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.

Annual Fund Operating Expenses
(Expenses Paid from Fund Assets)
(percentage of average net assets):

   Please note: Shareholders of the Acquiring Fund are being asked to approve a new sub-advisory agreement on behalf of the Acquiring Fund between IMI and American Century to be effective on March 1, 2002. The new sub-advisory agreement will reflect a change in management fees to reflect the current fee structure of the Fund's management fees. Implementation of the agreement is contingent upon the approval of a special meeting of shareholders of IDEX GE U.S. Equity which will be held on February 8, 2002 at 1:00 p.m.

Fund:


                                      Class A Class B Class C Class M
                                      ------- ------- ------- -------
Management Fees...................... 0.90 %  0.90 %  0.90 %  0.90 %
Distribution and service (12b-1) fees 0.35 %  1.00 %  1.00 %  0.90 %
Other Expenses....................... 7.75 %  7.75 %  7.75 %  7.75 %
Total annual fund operating expenses. 9.00 %  9.65 %  9.65 %  9.55 %
Expense reduction (a)................ 7.15 %  7.15 %  7.15 %  7.15 %
Net Operating Expenses............... 1.85 %  2.50 %  2.50 %  2.40 %

--------



(a) Contractual arrangement with IMI through 4/30/02 for expenses that exceed 1.50%, excluding 12b-1 fees.

Acquiring Fund*:


                                      Class A Class B Class C Class M
                                      ------- ------- ------- -------
Management Fees...................... 0.80 %  0.80 %  0.80 %  0.80 %
Distribution and service (12b-1) fees 0.35 %  1.00 %  1.00 %  0.90 %
Other Expenses....................... 1.34 %  1.34 %  1.34 %  1.34 %
Total annual fund operating expenses. 2.49 %  3.14 %  3.14 %  3.04 %
Expense reduction (a)................ 0.76 %  0.76 %  0.76 %  0.76 %
Net Operating Expenses............... 1.73 %  2.38 %  2.38 %  2.28 %

--------

(a) Contractual arrangement with IMI through 11/30/01, for expenses that exceed 1.20%, and through 4/30/02 for expenses that exceed 1.40% excluding 12b-1 fees.

* Shareholders of the Acquiring Fund are being asked to approve the fee structure of the Fund in a separate proxy.


PRO FORMA AFTER EXCHANGE*:



                                           Class A Class B Class C Class M
                                           ------- ------- ------- -------
     Management Fees...................... 0.90 %  0.90 %  0.90 %  0.90 %
     Distribution and service (12b-1) fees 0.35 %  1.00 %  1.00 %  0.90 %
     Other Expenses....................... 2.24 %  2.24 %  2.24 %  2.24 %
     Total annual fund operating expenses. 3.49 %  4.14 %  4.14 %  4.04 %
     Expense reduction (a)................ 1.64 %  1.64 %  1.64 %  1.64 %
     Net Operating Expenses............... 1.85 %  2.50 %  2.50 %  2.40 %

--------
* Reflects the new fee structure subject to the vote of the Acquiring Fund's shareholders.
(a) Contractual arrangement with IMI through 4/30/02, for expenses that exceed 1.50%, excluding 12b-1 fees.

EXAMPLE:

   This example shows what you could pay in expenses over time. It will help you compare the costs of investing in the Acquiring Fund with the costs of investing in other mutual funds. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The return is for illustration purposes only and is not guaranteed. Actual costs may be higher or lower.

ACQUIRING FUND*:



   If the shares are redeemed at the end of each period:


                                       1 Year 3 Years
                                       ------ -------
                           Share Class
                              A.......  $716  $1,215
                              B**.....  $741  $1,198
                              C.......  $241  $  898
                              M.......  $428  $  960

   If the shares are not redeemed:


            1 Year 3 Years
-           ------ -------
Share Class
   A.......  $716  $1,215
   B.......  $241  $  898
   C.......  $241  $  898
   M.......  $329  $  960

--------
*  The table reflects the expense cap that is in effect for at least one year.



FUND:



   If the shares are redeemed:


            1 year 3 years
-           ------ -------
Share Class
   A.......  $728  $2,413
   B.......  $753  $2,440
   C.......  $253  $2,140
   M.......  $440  $2,193


   If the shares are not redeemed:


                                        1 year 3 years
                                        ------ -------
                         Share Class
                            A..........  $728  $2,413
                            B..........  $253  $2,140
                            C..........  $253  $2,140
                            M..........  $341  $2,193


Pro Forma After Exchange: (the numbers included below are based on estimated expenses/expense structure of Fund derived from the new fee structure.)


   If the shares are redeemed:



                                       1 year 3 years
                           -           ------ -------
                           Share Class
                              A.......  $728  $1,418
                              B.......  $753  $1,409
                              C.......  $253  $1,109
                              M.......  $440  $1,169

   If such shares are not redeemed:


            1 year 3 years
-           ------ -------
Share Class
   A.......  $728  $1,418
   B.......  $253  $1,109
   C.......  $253  $1,109
   M.......  $341  $1,169



   Past Performance. No past performance information for the Fund is shown as it commenced operations on April 2, 2001. The past performance for the Acquiring Fund, which commenced operations on March 1, 2000, for the period ended December 31, 2001 is shown below:



                                           Since
Average Annual POP Total Return  1 year  Inception
------------------------------- -------- ---------
           A shares............ (14.38)%  (5.91)%
           B shares............ (14.54)%  (5.73)%
           C shares............ (10.04)%  (3.62)%
           M shares............ (11.74)%  (4.04)%



                                    For the Year
                                        Ended
                                  December 31, 2001
-                                 -----------------
The Total NAV Return for A shares       (9.39)%


   The investment advisory fee for the Fund is an annual rate of 0.90% of the first $100 million of the fund's average daily net assets; 0.85% of the fund's average daily net assets on the next $150 million; and 0.80% of the fund's average daily net assets over $250 million. Shareholders of the Acquiring Fund are being asked to adopt a modest increase in advisory fees to reflect the fee structure of the Fund to be effective March 1, 2002.

   Management Fees: The current investment advisory fee for the Acquiring Fund is 0.80% of the first $500 million of that Fund's average daily net assets and 0.70% of average daily net assets over $500 million.






   For the fiscal year ended October 31, 2001, IMI was owed $144,817 in investment advisory fees before waivers/reimbursements of $170,082. As mentioned above, shareholders of the Acquiring Fund are being asked to approve a new sub-advisory agreement at a special meeting on behalf of the Acquiring Fund that reflects the same management fee structure as that of the Fund. The results of this proxy are contingent upon approval of the new sub-advisory agreement at a special meeting to be held on February 8, 2002.


   If the current advisory fee for the Fund had been in effect for the fiscal year ended October 31, 2001, the Acquiring Fund would have incurred $160,908 in investment advisory fees before any waivers/reimbursements.

   Board Consideration Of Fees. Upon the resignation of GEAM as sub-adviser for the Acquiring Fund, the Board reviewed the performance of the Acquiring Fund, the asset base of the Acquiring Fund and the fees. It considered a variety of alternatives potentially available to the Acquiring Fund, including maintaining the status quo or liquidating the Acquiring Fund. It then reviewed the Fund.

   The Board examined the nature, quality and scope of the services provided to the Fund by American Century. It selected American Century as sub-adviser for the Acquiring Fund to be effective on March 1, 2002, subject to shareholder approval. It then reviewed the fee structure and analyzed the fee structure of the Fund. It reviewed the fees of similar funds in the mutual fund industry. They also reviewed the reputation and presence of American Century in the mutual fund industry.

   The Board felt the combined higher net assets should enable the Acquiring Fund to spread costs over accounting, legal and printing, and this larger asset base may thereby potentially reduce the per share expense levels. The Board also determined that higher net asset levels also may benefit portfolio management by permitting larger individual portfolio investments that may result in reduced transaction costs or more favorable pricing by providing the opportunity for greater portfolio diversity.

   The Board further determined that these benefits, in turn, should have a favorable effect on the future economies of scale and eliminate certain costs associated with operating separately. These factors, and the reputation of American Century, resulted in the determination that reorganizing the Fund into the Acquiring Fund, was in the best interest of the Fund and its shareholders.

   Share Distribution And Purchase Procedures. Both the Fund and the Acquiring Fund's shares may be purchased at their net asset value on any day the New York Stock Exchange (NYSE) is open. The Fund and the Acquiring Fund continuously offers new shares to investors at a price equal to the net asset value of the shares at the time of purchase. The Fund and the Acquiring Fund's net asset value per share is determined as of close of regular trading on the NYSE, on each day that the NYSE is open, by dividing the value of the Fund and the Acquiring Fund's net assets by the total number of shares outstanding. The Fund and the Acquiring Fund's investments generally are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Acquiring Fund's Board. See "Shareholder Information" in the IDEX Prospectus.

   Share Redemption Procedures. Shareholders of both Funds may redeem his or her shares from the each Fund at any time during which IDEX is open for business by tendering such shares to IDEX. The redemption price of each Fund will pay for such shares is equal to their net asset value next determined after receipt of a proper request for redemption. See "Shareholder Information--How to Sell Shares" in the IDEX Prospectus.

   Exchange Privileges and Other Shareholder Services. You can exchange $500 or more of one fund in the IDEX family for shares in the same class of another fund. You may also exchange into the Cash Equivalent Fund without a sales charge. Shareholders of either Fund may exchange at net asset value all or a portion of their shares. Please see "Shareholder Information--How to Exchange Shares" in the IDEX Prospectus.

   Investment Adviser. The investment adviser for both the Fund and the Acquiring Fund is IDEX Management, Inc. ("IMI"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716. IMI has served as an investment adviser since 1985. IMI hires sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each sub-adviser in the IDEX fund family. The investment adviser also monitors the sub-advisers' buying and selling of securities and administration of the funds. For these services, it is paid an advisory fee. This fee is based on the average daily net assets of each fund, and is paid per the terms of the Investment Advisory Agreements.

   IMI is a wholly-owned direct subsidiary of AUSA Holding Company ("AUSA"). AUSA is a holding company that is wholly-owned by AEGON USA, Inc. (AEGON USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group.

   Portfolio Management. The Acquiring Fund will be managed by the same team of fund managers and analysts that currently manage the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. Team members buy and sell securities for the funds as they see fit, under the supervision of IMI and the Board, and subject to the fund's investment objective and strategy.

   The fund managers on the team include: John Schneidwind, Senior Vice President, Senior Portfolio Manager and Group Leader--Quantitative Equity, who has been a member of the team since the fund's inception. He joined American Century in 1982 and also supervises other portfolio management teams.

   Kurt Borgwardt, Senior Portfolio Manager and Director of Quantitative Equity Research, joined American Century in August 1990 and has managed the quantitative equity research effort since then. He has also been a member of the team since the fund's inception.

   The Acquiring Fund is currently managed by a team of fund managers that is led by Eugene K. Bolton. Mr. Bolton joined GEAM in 1984 as Chief Financial Officer and has been a portfolio manager since 1986. Mr. Bolton manages the overall U.S. equity investments for GEAM.

   Board Members. Both the Fund and the Acquiring Fund are managed by the same Board. The Board is composed of seven members. John R. Kenney serves as Chairman and Chief Executive Officer. Mr. Kenney is an affiliated person of IDEX and related entities. Patrick S. Baird, also an affiliated person, serves as Trustee and President of IDEX. The remaining Board members are "disinterested persons" as defined by the 1940 Act. Peter R. Brown serves as Vice Chairman. The remaining "disinterested" Board members are Daniel Calabria, Charles Harris, William Short, Jr. and Jack E. Zimmerman. James L. Churchill serves as Trustee Emeritus. Janice B. Case and Russell A. Kimball, Jr. are the current nominees to the Board.


   The Board is not required to hold annual meetings to elect Trustees. A description of the Trustees is set forth in the Statement of Additional Information.




   Capitalization. The following table sets forth as of October 31, 2001 the net assets, the net asset value per share and the number of shares outstanding for: the Fund; the Acquiring Fund; and the Pro Forma Fund showing the effect of acquiring the Fund.



                                                              Pro Forma
                                     Fund     Acquiring Fund    Fund
                                  ----------- -------------- -----------
       Total net assets:
          Class A................  $2,426,118  $ 5,183,208   $ 7,609,326
          Class B................   3,685,276   11,622,490    15,307,766
          Class C................     567,402    3,984,559     4,551,961
          Class M................     623,609    2,110,248     2,733,857
                                  -----------  -----------   -----------
              Total..............  $7,302,406  $22,900,504   $30,202,910
                                  ===========  ===========   ===========
       Net asset value per share:
          Class A................ $      9.63  $      8.79   $      8.79
          Class B................ $      9.59  $      8.69   $      8.69
          Class C................ $      9.59  $      8.69   $      8.69
          Class M................ $      9.60  $      8.71   $      8.71

       Shares outstanding:
          Class A................     251,905      589,387       865,263
          Class B................     384,149    1,337,029     1,761,538
          Class C................      59,145      458,381       523,816
          Class M................      64,965      242,328       313,876
                                  -----------  -----------   -----------
              Total..............     760,164    2,627,125     3,464,492
                                  ===========  ===========   ===========


   Dividends and Other Distributions. The Fund distributes to its shareholders net investment income and any net realized short-term capital gains, if any, quarterly and the Acquiring Fund distributes to its shareholders net investment income and net realized capital gains, if any, annually. Both the Fund and the Acquiring Fund distribute long-term capital gains, if any, annually.

   Shareholder Rights. Both the Acquiring Fund and the Fund are part of a Massachusetts Business Trust, and, thus, their shareholders have the same rights due them under the state law. IDEX is not required to hold annual meetings of shareholders and has no current intention to hold such meetings, except as required by the 1940 Act. Under the 1940 Act, IDEX is required to hold a shareholders' meeting if, among other reasons, the number of Trustees elected by shareholders is less than a majority of the total number of Trustees, or if it desires to change any fundamental investment policies. In addition, holders of at least 10% of a fund's outstanding shares may require a fund to hold a shareholder meeting for the purpose of voting on the removal of any Trustee.

                           REASONS FOR THE EXCHANGE

   In determining whether to recommend approval of the Exchange, the Board considered the following factors, among others: (1) the services offered by IMI to both Funds; (2) the terms and conditions of the Exchange and whether the Exchange would result in dilution of shareholder interests; (3) expense ratios and information regarding the fees and expenses of the Acquiring Fund and the Fund, as well as the expense rations of similar funds and the estimated expense ratio of the combined fund; (4) the tax consequences of the Exchange; and (5) the estimated costs to be incurred by the Acquiring Fund and the Fund as a result of the Exchange.

   The Board further considered that Fund shareholders could become shareholders of a substantially larger fund advised by the same investment adviser with generally historically better long-term performance, lower fund expenses, and investment objectives, policies and strategies very similar to the Fund. In addition, the Board considered the fact that the Acquiring Fund has the potential for overall lower operating expenses. In addition, the Board considered that both the Fund and Acquiring Fund have Class A, Class B, Class C and Class M shares offered under identical sales charge arrangements. The Board also considered the opinion of counsel that the Reorganization would be a tax-free reorganization, and there would be no sales charge imposed in effecting the Reorganization. In addition, due to the relatively moderate costs of the reorganization, the Board concluded that neither fund would experience dilution as a result of the Reorganization.

                        INFORMATION ABOUT THE EXCHANGE


   Plan Of Exchange. The following summary of the Plan is qualified in its entirety by reference to the form of Plan attached to this Prospectus/Proxy Statement as Appendix A. The Plan provides that the Acquiring Fund will acquire all of the assets of the Fund at net asset value, in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund's stated liabilities on February 28,

2002, or such later date as may be agreed upon by the parties (the "Closing Date"). The number of Acquiring Fund shares to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the shares of the Acquiring Fund and the Fund, generally computed as of the close of regular trading on the floor of the NYSE (currently at 4:00 p.m., New York time) on the Closing Date.


   See "Shareholder Information--Pricing of Shares" in the IDEX Prospectus.


   Prior to the Closing Date, the Fund will declare a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the fiscal period ending on or prior to the Closing Date (computed without regard to any deduction or dividends paid), its net exempt interest income for the fiscal period ending on or prior to the Closing Date, and all of its previously undistributed net capital gain realized in the fiscal period ending on or prior to the Closing Date (after reduction for any capital loss carried forward).


   As conveniently as practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the shares received by it in the Exchange. Such distribution and liquidation will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account representing the respective pro rata number of Acquiring Fund shares due to the shareholder. After such distribution and the winding up of its affairs, the Fund will be dissolved. Some of the outstanding shares of the Fund may be represented by physical certificates; however, in the interest of economy and convenience, shares of the Acquiring Fund issued to Fund shareholders pursuant to the Exchange, will be in uncertificated form. After the Closing Date, any outstanding certificates representing Fund shares will be void.

   The Plan may be amended at any time prior to the Exchange. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Fund and the Acquiring Fund under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares, the continuing accuracy of various representations and warranties of the Fund and the Acquiring Fund being confirmed by the respective parties and approval of a new sub-advisory agreement by shareholders of the Acquiring Fund.

   The total expenses of the Exchange are expected to be approximately $5,500.00, which will be borne pro rata according to the aggregate net assets of the Acquiring Fund and the Fund on the date of the Exchange (and indirectly by the shareholders of each of these Funds).

   Federal Income Tax Consequences. The exchange of the Fund's assets for the Acquiring Fund shares and the assumption of the stated liabilities of the Fund is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Exchange, the Fund and the Acquiring Fund will receive the opinion of Sutherland Asbill & Brennan LLP, counsel to the Fund and the Acquiring Fund, to the effect that on the basis of the existing provisions of the Code, Treasury regulations thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for Federal income tax purposes: (1) the transfer of all of the Fund's assets in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund's stated liabilities will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code with respect to the Fund; (2) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Fund's assets solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the stated liabilities of the Fund; (3) no gain or loss will be recognized by the Fund upon transfer of its assets to the Acquiring Fund in exchange for shares and the assumption by the Acquiring Fund of such Fund's stated liabilities or upon the distribution (whether actual or constructive) of Acquiring Fund shares to Fund shareholders in exchange for their Fund shares; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of Fund shares for Acquiring Fund shares; (5) the aggregate tax basis for Acquiring Fund shares received by each Fund shareholder pursuant to the Exchange will be the same as the aggregate tax basis for Fund shares held by such shareholder immediately prior to the Exchange, and the holding period of Acquiring Fund shares received by a Fund shareholder will include the period during which Fund shares surrendered in exchange therefore were held by such shareholder (provided Fund shares were held as capital assets on the date of the Exchange); and (6) the tax basis of Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Fund immediately prior to the Exchange, and the holding period of Fund assets in the hands of the Acquiring Fund will include the period during which those assets were held by the Fund.

   NEITHER THE FUND NOR THE ACQUIRING FUND HAS SOUGHT A TAX RULING FROM THE INTERNAL REVENUE SERVICE ("IRS"). THE OPINION OF COUNSEL IS NOT BINDING ON THE IRS NOR DOES IT PRECLUDE THE IRS FROM ADOPTING A CONTRARY POSITION. Fund shareholders should consult their tax advisors regarding the effect, if any, of the proposed Exchange in light of their individual circumstances. Since the foregoing discussion relates only to the Federal income tax consequences of the Exchange, Fund shareholders also should consult their tax advisors as to state, and local tax, and foreign consequences, if any, of the Exchange.

                   REQUIRED VOTE AND BOARD'S RECOMMENDATION

   The IDEX Board has approved the Plan and the Exchange on behalf of the Fund, and has determined that (i) participation in the Exchange is in the best interest of the Fund and its shareholders and (ii) the interests of shareholders of the Fund will not be diluted as a result of the Exchange. Pursuant to the IDEX charter documents, an affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Exchange.

         ------------------------------------------------------------

THE IDEX BOARD OF TRUSTEES, INCLUDING THE "NON-INTERESTED" TRUSTEES, RECOMMENDS
 THAT THE FUND'S SHAREHOLDERS VOTE "FOR" PROPOSAL No. 1 - APPROVAL OF THE PLAN
                               AND THE EXCHANGE.

         ------------------------------------------------------------

         ADDITIONAL INFORMATION ABOUT THE FUND AND THE ACQUIRING FUND

   Information about the Fund and the Acquiring Fund is incorporated by reference into the Prospectus/Proxy Statement from the IDEX Prospectus forming a part of its Registration Statement on Form N-1A (File No. 33-2659), as amended.

   The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act, and file reports, proxy statements and other information with the SEC. These materials may be inspected and copied at the Public Reference Facilities of the SEC at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Copies of such materials may also bed obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C., at prescribed rates.

   At the Board Meeting held on September 11, 2000, the Trustees, including a majority of the trustees who are not parties to the Sub-Advisory Agreements or interested persons (within the meaning of Section 2(a)(19) of the 1949 Act) of any such party (the "Disinterested Trustees"), approved and recommended that shareholders of each Fund approve a policy to permit IMI, on behalf of each Fund and subject to approval of the Board, to appoint sub-advisers, to enter into sub-advisory agreements, and to materially amend existing sub-advisory agreements (the "Sub-Adviser Approval Policy") without further shareholder approval for the existing Funds of IDEX, and for future Funds, subject to certain conditions. Special restrictions apply to the Sub-Advisers that are affiliates of the Investment Adviser ("Affiliated Sub-Adviser"). Implementation of the Sub-Adviser Approval Policy approved by the Board is subject to the terms and conditions of an Exemptive Order from the SEC as described below.

The Section 15 Exemptive Order

   On August 5, 1998, the SEC granted an exemption from Section 15(a) of the 1940 Act, and Rule 18f-2 under the 1940 Act, to AEGON/Transamerica Series Fund,

Inc. (formerly, WRL Series Fund, Inc.), AEGON/Transamerica Fund Advisers, Inc. (formerly, WRL Investment Management, Inc.) ("ATSF") and any other registered investment company advised by the ATSF, or a person controlling, controlled by, or under common control with ATSF (ICI Release No. 23379). IDEX and IMI are affiliates with those entities and are under common control with ATSF. The provisions of the 1940 Act require that shareholders approve investment advisory agreements, including sub-advisory agreements, and to approve any material amendment to such an investment advisory agreement. If shareholders approve the Sub-Adviser Approval Policy as described in the Exemptive Order, IMI will be authorized, subject to approval by the Board, to evaluate, select and retain new sub-adviser the Funds, or materially amend an existing sub-advisory agreement without obtaining further approval of the affected Fund's shareholders, whenever IMI and the Board believe such actions are in the best interests of a Fund and its shareholders.

   SHAREHOLDER APPROVAL OF THIS PROPOSAL WILL NOT RESULT IN AN INCREASE OR DECREASE IN THE TOTAL AMOUNT OF INVESTMENT ADVISORY FEES PAID BY THE FUND TO IMI. Shareholders should recognize that in engaging a new sub-adviser and entering into a sub-advisory agreement, IMI will negotiate fees with that sub-adviser and, because these fees are paid by IMI and not directly by the Fund, any fee reduction negotiated by IMI may inure to IMI's benefit and any increase will inure to its detriment. The fees paid to IMI by the Fund and the fees paid to a sub-adviser by IMI are considered by the Board in approving the advisory and sub-advisory arrangements, and any change in fees paid by the Fund to IMI would require shareholder approval. In any event, if the shareholders approve thisPolicy, then IMI, pursuant to the Fund's Agreement, will continue to provide the same level of management and administrative services to the Fund as it has always provided.

   In addition to shareholder approval, the relief granted by the SEC and set forth in the Exemptive Order is subject to the following conditions:

      (1) IMI will not enter into a sub-advisory agreement with any affiliated sub-adviser without the sub-advisory agreement, including the compensation to be paid thereunder, being approved by the Fund's shareholders.

      (2) At all times, a majority of the Board will be persons each of additional Disinterested Trustees will be within the discretion of the then-existing Disinterested Trustees.

      (3) When a sub-adviser change is proposed for a Fund with an affiliated sub-adviser, the Board, including a majority of the Disinterested Trustees, will make a separate finding, reflected in the minutes of the meetings of the Board, that the change is in the best interests of the Fund and the shareholders, and does not involve a conflict of interest from which IMI or the affiliated sub-adviser derives an inappropriate advantage.

      (4) IMI will provide general management and administrative services to IDEX and the Fund, including overall supervisory responsibility for the general management and investment of the Fund's securities portfolios, and subject to review and approval by the Board, will: (a) set each Fund's overall investment strategies; (b) select sub-advisers; (c) monitor and evaluate the performance of sub-advisers; (d) allocate and, when appropriate, reallocate the Fund's assets among its sub-advisers in those cases where the Fund has more than one sub-adviser; and (e) implement procedures reasonably designed to ensure that the sub-advisers comply with the Fund's investment objective, policies, and restrictions.

      (5) Within ninety (90) days of the hiring of any new sub-adviser, IMI will furnish shareholders with all information about the new sub-adviser that would be included in a proxy statement. The information will include any change in the disclosure caused by the addition of a new sub-adviser. IMI will meet this condition by providing the shareholders with an information statement that meets certain requirements of the Securities Exchange Act of 1934, as amended, and the rules thereunder.

      (6) IDEX will disclose in its prospectus the existence, substance, and effect of the Sub-Adviser Approval Policy. The IDEX prospectus will prominently disclose that the investment adviser has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee sub-advisers and recommend their hiring, termination, and replacement.

      (7) No Trustee or officer of IDEX or IMI will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by the Trustee or officer) any interest in a sub-adviser, except for: (a) ownership of interests in IMI or any entity that controls, is controlled by, or is under common control with IMI; or (b) ownership of less than one percent (1%) of the outstanding securities of any class of equity or debt securities of a publicly traded company that is either a sub-adviser or an entity that controls, is controlled by, or is under common control with a sub-adviser.

   In addition, in connection with the implementation of the Sub-Adviser Approval Policy, the Board and IMI may amend, from time to time, certain provisions of the sub-advisory agreements to reflect the terms and conditions of the Exemptive Order and the Sub-Adviser Approval Policy.

                              VOTING INSTRUCTIONS

   Shareholders of record of the Fund who own shares of beneficial interest at the close of business on November 30, 2001 (the "Record Date") will be entitled to vote at the Meeting, including any adjournment(s) thereof, with respect to the

Reorganization and Exchange, election of Trustees and the Sub-Adviser Approval Policy. Shareholders of the Fund are entitled to one vote for each share held and fractional votes for fractional shares held with no share having cumulative voting rights.

   With respect to the Fund, the presence in person or by proxy, of a majority of the Fund shares outstanding and entitled to vote will constitute a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposal is not received, the persons names as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Fund's shares represented at the Meeting in person or by proxy (excluding abstentions and "broker non-votes," as defined below).

   The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received in a timely manner and is properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to the proposal, your shares will be voted "FOR" the proposal set forth herein. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.

   Abstentions (proxies that are properly executed and returned and are accompanied by instructions to withhold authority to vote), or broker "non-votes" (shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power) will be considered present for purposes of determining the existence of a quorum for the transaction of business, but, not being cast, will have no effect on the outcome of matters.

   You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of IDEX at the above address prior to the Meeting; (b) by the subsequent execution and return of another proxy prior to the Meeting; or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting.


   The number of outstanding shares of beneficial interest for the Fund as of the Record Date are 842,639.847.


   Beneficial Owners. Occasionally, the number of shares of the Fund held in the "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. There are no beneficial owners with 5% or more for this Fund.

   Solicitation. The principal solicitation of proxies will be by the mailing of this Prospectus/Proxy Statement on or about January 7, 2002, but proxies may also be solicited by telephone and/or in person by representatives of IDEX, its affiliates, and ALAMO, a proxy services firm. The estimated cost for the services by ALAMO is $4,500.00. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals. The cost of the Special Meeting, including the preparation and mailing of the Notice, Proxy Statement and proxies, and the solicitation of proxies, including reimbursement to broker-dealers and others who forward proxy materials to their clients, will be borne by the shareholders of the Fund.


   As the date of the Meeting approaches, certain shareholders of the Fund may receive a call from a representative of IDEX or ALAMO if IDEX has not yet received their votes. Authorization to permit the IDEX representative to execute proxies may be obtained from shareholders by telephonic instructions. Proxies that are obtained telephonically in the solicitation process will be recorded in accordance with the procedures set forth below.

   If a telephonic proxy is solicited by a representative, the representative is required to ask the shareholder for such shareholder's full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the Proxy Statement in the mail. If the information solicited agrees with the information provided to the representative, then the representative has the responsibility to explain the process, read the proposal listed on the proxy card, and ask for the shareholder's instructions on such proposal. Although the representative is permitted to answer questions about the solicitation process, he or she is not permitted to recommend to the shareholder how to vote, other than to read the recommendation set forth in the Proxy Statement. The representative will record the shareholder's instructions on the card. Within 72 hours, IDEX will send the shareholder a letter or mailgram to confirm the shareholder's vote and ask the shareholder to call immediately if the shareholder's instructions are not correct in the confirmation.

   If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend the Meeting in person. Any proxy given by a shareholder, whether in writing, via the Internet, by telephone or by facsimile, is revocable. A shareholder may revoke the accompanying proxy or a proxy given telephonically, via the Internet or by facsimile at any time prior to its use by filing with IDEX a written revocation or duly executed proxy bearing a later date. In addition, any shareholder that attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

   Voting by telephone, via the Internet or by facsimile. Please follow the instructions that are included herein if you wish to cast your vote by telephone, via the Internet or by facsimile. Unless you later decide to change your vote, please vote only one time using the method that is most convenient for you.

                       FINANCIAL STATEMENTS AND EXPERTS


   The financial statements incorporated in this Prospectus/Proxy Statement by reference to the Annual Report to shareholders of IDEX Mutual Funds as of October 31, 2001 and for each of the periods indicated, have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent certified public accountants, given on the authority of said firm as experts financial in auditing and accounting.



   In addition, the unaudited pro forma combined financial statements of the Acquiring Fund and the Fund as of October 31, 2001 have been incorporated herein by reference.




                                 OTHER MATTERS

   The IDEX Trustees are not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

    NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

   Please advise IDEX, in care of Alamo, Attn: IDEX Mutual Funds, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

   IT IS IMPORTANT THAT YOU VOTE PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCOSED, STAMPED ENVELOPE. OR IF YOU PREFER, VOTE BY TELEPHONE, VIA THE INTERNET OR BY FACSIMILE BY FOLLOWING THE INSTRUCTIONS INCLUDED HEREIN.

                                  APPENDIX A


                     AGREEMENT AND PLAN OF REORGANIZATION

   AGREEMENT AND PLAN OF REORGANIZATION dated October 30, 2001 (the "Agreement") between IDEX American Century Income & Growth (the "Fund") and IDEX GE U.S. Equity (the "Acquiring Fund") of IDEX Mutual Funds ("IDEX"), a Massachusetts Business Trust.

   This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Fund in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of certain liabilities of the Fund and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

   WHEREAS, both the Fund and the Acquiring Fund are registered, diversified, open-end management investment companies, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;


   WHEREAS, both the Acquiring Fund and the Fund are authorized to issue their shares of beneficial interest;


   WHEREAS, the Board of Trustees of IDEX has determined that the exchange of all of the assets of the Fund and certain liabilities of the Fund for shares of the Acquiring Fund and the assumption of such liabilities is in the best interest of the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders would not be diluted as a result of this transaction; and

   WHEREAS, the Board of Trustees of IDEX has determined that the exchange of all of the assets and certain of the liabilities of the Fund for shares of the Acquiring Fund and the assumption of such liabilities is in the best interest of the Fund's shareholders and that the interests of the Fund's existing shareholders would not be diluted as a result of the transaction.

   NOW THEREFORE, in consideration of the premises and covenants and agreements hereinafter set forth, the parties agree as follows:

1. TRANSFER OF ASSETS OF THE FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF FUND LIABILITIES AND LIQUIDATION OF THE FUND.

   1.1 Subject to the terms and conditions contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash (subject to certain liabilities), and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Fund the number of Acquiring Fund shares, including fractional Acquiring Fund shares, determined as set forth in paragraph 2.3; and (ii) to assume certain liabilities of the Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") on the closing date ("Closing Date") provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund shares, the Acquiring Fund shall credit the Acquiring Fund shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

   1.2 The Fund will endeavor to discharge all of its know liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund prepared by IDEX, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

   1.3 Delivery of the assets of the Fund to be transferred shall be made on the Closing Date and shall be delivered to State Street Bank, the IDEX custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

   1.4 The Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

   1.5 As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Fund will liquidate and distribute pro rata to the Fund's shareholders of record, determined as of the close of business on the Closing Date, Acquiring Fund shares received by the Fund pursuant to paragraph
1.1. Such liquidation and distribution will be accomplished by the transfer of the applicable Acquiring Fund shares then credited to the account of the Fund on the books of the

Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund's shareholders and representing the respective pro rata number of the applicable Acquiring Fund shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund.

   1.6 Ownership of Acquiring Fund shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the IDEX current prospectus and statement of additional information.

   1.7 Any transfer taxes payable upon issuance of the Acquiring Fund shares in a name other than the registered holder of the Acquiring Fund shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund shares are to be issued and transferred.

   1.8 Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund is dissolved.

2. VALUATION.

   2.1 The value of the Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of trading on the floor of the New York Stock Exchange (currently, 4:00 p.m., New York time), except that options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange, on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the IDEX Declaration of Trust, as amended, (the "IDEX Charter"), and then-current prospectus or statement of additional information. In no event shall the same security held by both the Fund and the Acquiring Fund be valued at different prices.

   2.2 The net asset value of an Acquiring Fund share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's Charter and then-current prospectus or statement of additional information.

   2.3 The number of Acquiring Fund shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund share, determined in accordance with paragraph 2.2.

   2.4 All computations of value shall be made in accordance with the regular practices of the Acquiring Fund.

3. CLOSING AND CLOSING DATE.

   3.1 The Closing Date shall be February 28, 2001 or such later date as the parties may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m. New York time, at the offices of IDEX, 570 Carillon Parkway, St. Petersburg, Florida 33716 or such other time and/or place as the parties may mutually agree.

   3.2 The Custodian shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Fund's portfolio securities, cash and any other assets have been delivered immediately following the closing and will conform to such information on the Fund's books immediately before the closing; and (b) all necessary taxes including all applicable stock transfer stamps have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

   3.3 If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

   3.4 The transfer agent for the Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund's shareholders and the number and percentage ownership of outstanding shares, respectively, owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund shares to be credited on the Closing Date to the Secretary of the Fund, or provide evidence satisfactory to the Fund that such Acquiring Fund shares have been credited to the Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

4. REPRESENTATIONS AND WARRANTIES.

   4.1 The Fund represents and warrants to the Acquiring Fund as follows:

      (a) The Fund is a series of IDEX Mutual Funds, a Massachusetts Business Trust duly organized and validly existing under the laws of the State of Massachusetts and has power to own all of its properties and assets and to carry out its obligations under this Agreement.

      (b) The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a open-end, diversified, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

      (c) The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the IDEX Declaration of Trust, as amended (the "Fund's Charter"), or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which it is bound.

      (d) The Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

      (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.




      (f) The Statements of Assets and Liabilities of the Fund for the period ending October 31, 2001 were taken from the audited IDEX Mutual Funds financial statements, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Fund as of such date.



      (g) Since October 31, 2001, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Section 1.2 hereof.


      (h) At the Closing Date, all Federal and other tax returns and reports of the Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

      (i) The Fund intends to meet, and to continue to meet, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

      (j) All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund shares, nor is there outstanding any security convertible into any of the Fund shares.

      (k) On the Closing Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

      (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the IDEX Board of Trustees and, subject to the approval of shareholders of the Fund, this Agreement will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

      (m) The proxy statement of the Fund (the "Proxy Statement"), included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

   4.2 The Acquiring Fund represents and warrants as follows:

      (a) The Acquiring Fund is a series of IDEX Mutual Funds duly organized and validly existing under the laws of the State of Massachusetts and has power to carry on its business as it is now being conducted and to carry out its obligations under this Agreement.

      (b) The Acquiring Fund is registered under the 1940 Act as an open-end, diversified management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

      (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

      (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the IDEX Charter or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

      (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.


      (f) The Statements of Assets and Liabilities of the Acquiring Fund for the period ending October 31, 2001 were taken from the audited IDEX Mutual Funds financial statements and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such date.



      (g) Since October 31, 2001 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Section 4.2(f) hereof.


      (h) At the Closing Date, all Federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof.

      (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

      (j) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund's shares, nor is there outstanding any security convertible into any Acquiring Fund shares.

      (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Fund's Board of Trustees, and this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

      (l) The Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

5. COVENANTS OF THE ACQUIRING FUND AND THE FUND.

   5.1 The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and distributions.

   5.2 The Fund will call a meeting of Fund shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

   5.3 Subject to the provisions of this Agreement, the Acquiring Fund and the Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

   5.4 As promptly as practicable, but in any case within sixty days after the Closing Date, the Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for Federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Fund's President or its Vice President and Treasurer.


   5.5 The Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement, referred to in paragraph 4.1(l), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration

Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Fund shareholders to consider approval of this Agreement and the transactions contemplated herein.

   5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

   The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

   6.1 All representations and warranties of the Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

   6.2 The Fund shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Fund.

   6.3 The Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the IDEX President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

   The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

   7.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

   7.2 The Acquiring Fund shall have delivered to the Fund on the Closing Date a certificate executed in its name by the IDEX President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE
   FUND.

   If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

   8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the IDEX Charter.

   8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

   8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state Blue Sky and securities authorities) deemed necessary by the Acquiring Fund or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Fund, provided that either party hereto may for itself waive any of such conditions.

   8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

   8.5 The Fund shall have declared a dividend or dividends which, together with all previous such shall have the effect of distributing to the Fund's shareholders all of the Fund's investment company taxable income for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

   8.6 The parties shall have received an opinion of Sutherland Asbill & Brennan LLP substantially to the effect that for Federal income tax purposes:

      (a) The transfer of all or substantially all of the Fund's assets in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code; (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund; (c) No gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund shares to Fund shareholders in exchange for their shares of the Fund; (d) No gain or loss will be recognized by Fund shareholders upon the exchange of their Fund shares for the Acquiring Fund shares; (e) The aggregate tax basis for the Acquiring Fund shares received by each of the Fund's shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund shares to be received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) The tax basis of the Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Fund immediately prior to the Reorganization, and the holding period of the assets of the Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Fund.

9. TERMINATION OF AGREEMENT.

   9.1 This Agreement and the transaction contemplated hereby may be terminated and abandoned by resolution of the Board of the Fund or of the Acquiring Fund, as the case may be, at any time prior to the Closing Date (and notwithstanding any shareholder vote) if circumstances should develop that, in the opinion of either Board, make proceeding with the Agreement inadvisable.

   9.2 If this Agreement is terminated and the transaction contemplated hereby is abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the directors, officers or shareholders of the Acquiring Fund or of the Fund, as the case may be, in respect of this Agreement, except that the parties shall bear the aggregate expenses of the transaction contemplated hereby in proportion to their respective net assets as of the date this Agreement is terminated or the exchange contemplated hereby is abandoned.

10. WAIVER.

   At any time prior to the Closing Date, any of the foregoing conditions may be waived by the IDEX Board on behalf of the Fund or of the Acquiring Fund if, in its judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

11. MISCELLANEOUS.

   11.1 None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

   11.2 This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

   11.3 This Agreement shall be governed and construed in accordance with the internal laws of the State of Florida, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Fund and the Acquiring Fund shall be governed and construed in accordance with the internal laws of the State of Massachusetts without giving effect to principles of conflict of laws.

   11.4 This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

   11.5 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

   IN WITNESS WHEREOF, the Acquiring Fund and the Fund have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

                               IDEX Mutual Funds on behalf of:
                               IDEX INTERNATIONAL EQUTY

                                               /S/ JOHN R. KENNEY
                               By: ____________________________________________
                                                 John R. Kenney
                                                  Chairman and
                                             Chief Executive Officer

                               /S/ JOHN K. CARTER, ESQ
ATTEST: _______________________________________________________________________
                                 John K. Carter, Esq.
                                      Secretary

                               IDEX Mutual Funds on behalf of:
                               IDEX AMERICAN CENTURY INTERNATIONAL

                                               /S/ JOHN R. KENNEY
                               By: ____________________________________________
                                                 John R. Kenney
                                                  Chairman and
                                             Chief Executive Officer

                               /S/ JOHN K. CARTER, ESQ
ATTEST: _______________________________________________________________________
                                 John K. Carter, Esq.
                                      Secretary

PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                        Relating to the Acquisition by
                  IDEX GE U.S. Equity (the "Acquiring Fund")
                    A Series of IDEX Mutual Funds ("IDEX")
                             570 Carillon Parkway
                         St. Petersburg, Florida 33716
                                1-888-233-4339

                               -----------------

                               Of The Assets of
                     IDEX AMERICAN CENTURY INCOME & GROWTH
                               A Series of IDEX

                               -----------------


                                                         Dated: January 7, 2002



This Statement of Additional Information, which is not a prospectus, supplements and should be read in connection with the Prospectus/Proxy Statement dated January 2, 2002, relating specifically to the proposed transfer of all of the assets and liabilities of IDEX American Century Income & Growth (the "Fund") in exchange for shares of IDEX G.E. US Equity (the "Acquiring Fund"). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. Each of the following documents accompanies this Statement of Additional Information and is incorporated herein by reference.


      1. The IDEX Prospectus and Statement of Additional Information dated March 1, 2001.


      2. The IDEX Annual Report dated October 31, 2001.

                              GENERAL INFORMATION

                               -----------------

This Statement of Additional Information relates to the proposed transfer of substantially all of the assets and liabilities of IDEX American Century Income & Growth (the "Fund") to IDEX GE U.S. Equity (the "Acquiring Fund"), in exchange for like shares of IDEX GE U.S. Equity (the "Reorganization"). The aggregate net asset value of each share issued will have an aggregate net asset value equal to the aggregate net asset value of the shares of IDEX GE U.S. Equity that were outstanding immediately before the effective time of the Reorganization.



                               -----------------

After the transfer of substantially all of its assets and liabilities in exchange for the Acquiring Fund, the Fund will distribute such shares to its shareholders in liquidation of the Fund. Each shareholder owning shares of the Fund at the effective time of the Reorganization will receive shares of the same Class from the Acquiring Fund of equal value, and will receive any unpaid dividends or distributions that were declared before the effective time of the Reorganization on shares of the Fund. The Acquiring Fund will establish an account for each former shareholder of the Fund reflecting the appropriate number of shares distributed to such shareholder. These accounts will be substantially identical to the accounts maintained by the Fund for each shareholder. Upon completion of the Reorganization with respect to the Fund, all outstanding shares of the Fund will have been redeemed and cancelled in exchange for shares distributed by the Acquiring Fund, and the Fund will wind up its affairs and be terminated as a series of IDEX under Massachusetts law.

                               -----------------

For further information about the transaction, see the Proxy
Statement/Prospectus.

                  PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)




   The unaudited pro forma Schedule of Investments and Statement of Assets and Liabilities attached to this Statement of Additional Information as Exhibit A gives effect to the proposed transfer of the assets and liabilities of the Fund to the Acquiring Fund as if such transfer had occurred as of October 31, 2001. In addition, the pro forma combined statements have been prepared as if the merger had occurred on April 2, 2001, based upon the fee and expense structure of the Acquiring Fund. The pro forma financial information should be read in conjunction with the historical financial statements and notes thereto of the Fund (which commenced operations April 2001), and the Acquiring Fund incorporated herein by reference in this Statement of Additional Information. For purposes of the pro forma information, the proposed transfer of the assets and liabilities of the Fund to the Acquiring Fund has been accounted for as a tax-free reorganization even though that has not been finalized. Please note:
Pro forma information is presented for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have occurred had the described been Consummated on the date indicated, and such pro forma financial statements are not necessarily indicative of future operating results on financial position.

PRO FORMA SCHEDULE OF INVESTMENTS (unaudited)


October 31, 2001



                                              American
                                           Century Income      IDEX
                                              & Growth    GE U.S. Equity   Pro Forma Fund
                               % of        -------------- --------------- ----------------
        Description            TNA         Shares  Value  Shares  Value   Shares   Value
        -----------            ----        ------ ------- ------ -------- ------ ---------
COMMON STOCK
Basic Materials                3.6%
                               ----
 Chemicals                          0.6%
   Church & Dwight
    Company, Inc.                           168   $ 4,368    --  $     --   168  $   4,368
   Cooper Tire & Rubber
    Company                                 259     3,421    --        --   259      3,421
   Dow Chemical Company                      --        -- 1,796    59,717 1,796     59,717
   Lubrizol Corp.                           999    28,112    --        --   999     28,112
   Rohm and Haas Company                     --        -- 2,226    72,278 2,226     72,278
   RPM, Inc.                                310     3,767    --        --   310      3,767
                                                  -------        --------        ---------
                                                   39,668         131,995          171,663
                                                  -------        --------        ---------
 Iron/Steel                         0.2%
   Alcoa, Inc.                              200     6,454 1,210    39,047 1,410     45,501
   Engelhard Corp.                          808    21,153    --        --   808     21,153
                                                  -------        --------        ---------
                                                   27,607          39,047           66,654
                                                  -------        --------        ---------
 Mining                             0.3%
   Barrick Gold Corp.                        --        -- 4,881    76,095 4,881     76,095
   Placer Dome, Inc.                        402     4,587    --        --   402      4,587
                                                  -------        --------        ---------
                                                    4,587          76,095           80,682
                                                  -------        --------        ---------
              Paper Products        2.4%
   Bemis Company                            121     5,236    --        --   121      5,236
   Bowater, Inc.                             --        -- 1,093    48,879 1,093     48,879
   International Paper
    Company                                 718    25,704    --        --   718     25,704
   Kimberly-Clark Corp.                      --        -- 3,358   186,402 3,358    186,402
   Minnesota Mining &
    Manufacturing Company                    --        -- 2,178   227,340 2,178    227,340
   Pactiv Corp. *                           385     6,237    --        --   385      6,237
   Rayonier, Inc.                           267    11,422    --        --   267     11,422
   Westvaco Corp.                           150     3,683    --        --   150      3,683
   Weyerhaeuser Company                      --        -- 4,334   216,310 4,334    216,310
                                                  -------        --------        ---------
                                                   52,282         678,931          731,212
                                                  -------        --------        ---------
 Plastics                           0.1%
   Tupperware Corp.                         913    18,616    --        --   913     18,616
                                                  -------        --------        ---------
Communications                 8.2%
                               ----
 Advertising                        0.7%
   Catalina Marketing Corp.*                 --        -- 4,178   115,522 4,178    115,522
   Interpublic Group of
    Companies, Inc.                          --        -- 2,597    58,302 2,597     58,302
   Omnicom Group, Inc.                      191    14,665   332    25,491   523     40,156
   TMP Worldwide, Inc.*                     106     3,164    --        --   106      3,164
                                                  -------        --------        ---------
                                                   17,829         199,315          217,144
                                                  -------        --------        ---------

PRO FORMA SCHEDULE OF INVESTMENTS (unaudited)


October 31, 2001



                                              American
                                           Century Income      IDEX
                                              & Growth    GE U.S. Equity   Pro Forma Fund
                                 % of      -------------- --------------- ----------------
         Description             TNA       Shares  Value  Shares  Value   Shares   Value
         -----------             ----      ------ ------- ------ -------- ------ ---------
COMMON STOCK
 Broadcasting                         0.1%
   Univision Communications,
    Inc. Class A *                           209  $ 5,225    --  $     --   209  $   5,225
   USA Networks, Inc. *                      903   16,651    --        --   903     16,651
                                                  -------        --------        ---------
                                                   21,876              --           21,876
                                                  -------        --------        ---------
 Cable TV                             1.1%
   Adelphia Communications
    Corp. *                                   --       --   332     7,347   332      7,347
   Charter Communications,
    Inc *                                     --       --   976    13,801   976     13,801
   Comcast Corp. Class A *                   524   18,780 8,122   291,092 8,646    309,873
                                                  -------        --------        ---------
                                                   18,780         312,240          331,020
                                                  -------        --------        ---------
 Newspapers                           0.7%
   Gannett Company, Inc.                      --       -- 1,328    83,929 1,328     83,929
   Tribune Company                            --       -- 1,394    42,099 1,394     42,099
   Viacom, Inc. Class B *                     --       -- 2,055    75,028 2,055     75,028
                                                  -------        --------        ---------
                                                       --         201,056          201,056
                                                  -------        --------        ---------
 Publishing                           0.0%
   R.R. Donnelley & Sons
    Company                                   96    2,448    --        --    96      2,448
 Telecommunications Diversified      0.6%
   Telephone and Data
    Systems, Inc.                             68    5,977    --        --    68      5,977
   Vodafone Group PLC ADR                     --       -- 7,497   173,331 7,497    173,331
                                                  -------        --------        ---------
                                                    5,977         173,331          179,308
                                                  -------        --------        ---------
 Telecommunications Equipment        0.3%
   Comverse Technology, Inc. *               183    3,442    --        --   183      3,442
   EchoStar Communications
    Corp. *                                  309    7,166    --        --   309      7,166
   L-3 Communications
    Holdings, Inc. *                         190   16,505    --        --   190     16,505
   QUALCOMM, Inc. *                          460   22,595    --        --   460     22,595
   Scientific-Atlanta, Inc.                1,292   26,964    --        -- 1,292     26,964
   UTStarcom, Inc. *                          67    1,573    --        --    67      1,573
                                                  -------        --------        ---------
                                                   78,245              --           78,246
                                                  -------        --------        ---------
 Telecommunications Services          4.7%
   AT&T Corp.                              1,018   15,525 7,263   110,761 8,281    126,285
   AT&T Wireless Services,
    Inc. *                                 1,181   17,054    --        -- 1,181     17,054
   BellSouth Corp.                         2,487   92,018    --        -- 2,487     92,018
   NTL, Inc. *                                --       -- 6,052    20,577 6,052     20,577
   Qwest Communications
    International, Inc.                      593    7,679    --        --   593      7,679

PRO FORMA SCHEDULE OF INVESTMENTS (unaudited)


October 31, 2001



                                            American
                                         Century Income       IDEX
                                            & Growth     GE U.S. Equity   Pro Forma Fund
                               % of      --------------- --------------- -----------------
        Description            TNA       Shares  Value   Shares  Value   Shares   Value
        -----------            ----      ------ -------- ------ -------- ------ ----------
COMMON STOCK
 Telecommunications Services
  (continued)
   SBC Communications,
    Inc.                                 2,990  $113,949  7,029 $267,875 10,019 $  381,824
   Sprint Corp. FON Group                   --        --  3,514   70,280  3,514     70,280
   Sprint Corp. PCS Group *              1,718    34,360  5,623  125,393  7,341    159,753
   Verizon Communications,
    Inc.                                 3,738   186,190  6,677  332,581 10,415    518,771
   WorldCom, Inc.--
    WorldCom Group*                      2,488    33,464     --       --  2,488     33,464
                                                --------        --------        ----------
                                                 500,239         927,467         1,427,705
                                                --------        --------        ----------
Consumer Cyclical              6.5%
                               ----
 Auto Manufacturing                 0.1%
   Ford Motor Company                    1,393    22,358     --       --  1,393     22,358
                                                --------        --------        ----------
 Auto Parts/Equipment               0.1%
   Magna International, Inc.               740    39,139     --       --    740     39,139
                                                --------        --------        ----------
 Books, Cards & Stationery          0.0%
   American Greetings Corp.                762    10,683     --       --    762     10,683
                                                --------        --------        ----------
 Entertainment                      1.4%
   Liberty Media Corp. *                    --        -- 23,858  278,900 23,858    278,900
   The Walt Disney
    Company                              2,956    54,952  4,822   89,641  7,778    144,593
                                                --------        --------        ----------
                                                  54,952         368,541           423,493
                                                --------        --------        ----------
 Home Builders                      0.0%
   KB Home                                 332     9,811     --       --    332      9,811
   Pulte Homes, Inc.                       158     5,135     --       --    158      5,135
                                                --------        --------        ----------
                                                  14,946              --            14,946
                                                --------        --------        ----------
 Home Furnishings                   0.1%
   Whirlpool Corp.                         474    27,975     --       --    474     27,975
                                                --------        --------        ----------
 Housewares                         0.0%
   Corning, Inc.                         1,063     8,568     --       --  1,063      8,568
                                                --------        --------        ----------
 Jewelry                            0.0%
   Zale Corp. *                            210     6,010     --       --    210      6,010
                                                --------        --------        ----------
 Lodging                            0.0%
   Starwood Hotels &
    Resorts Worldwide, Inc.                142     3,130     --       --    142      3,130
                                                --------        --------        ----------
 Miscellaneous Furnishings          0.1%
   Johnson Controls, Inc.                  205    14,826     --       --    205     14,826
   Lear Corp. *                            349    10,714     --       --    349     10,714
                                                --------        --------        ----------
                                                  25,540              --            25,540
                                                --------        --------        ----------
 Retail/Apparel                     0.0%
   The Talbots, Inc.                       192     5,472     --       --    192      5,472
                                                --------        --------        ----------

PRO FORMA SCHEDULE OF INVESTMENTS (unaudited)


October 31, 2001



                                             American
                                          Century Income       IDEX
                                             & Growth     GE U.S. Equity   Pro Forma Fund
                               % of       --------------- --------------- -----------------
        Description            TNA        Shares  Value   Shares  Value   Shares   Value
        -----------            -----      ------ -------- ------ -------- ------ ----------
COMMON STOCK
 Retail/Broadline                    2.6%
   Federated Department
    Stores, Inc. *                        1,047  $ 33,494 1,191  $ 38,100 2,238  $   71,594
   Sears, Roebuck and
    Company                               2,562    99,329    --        -- 2,562      99,329
   The May Department
    Stores Company                        1,077    33,872    --        -- 1,077      33,872
   Target Corp.                              --        -- 7,419   231,102 7,419     231,102
   Venator Group, Inc.*                     674     9,772    --        --   674       9,772
   Wal-Mart Stores, Inc.                  1,562    80,287 4,725   242,865 6,287     323,152
                                                 --------        --------        ----------
                                                  256,754         512,067           768,820
                                                 --------        --------        ----------
 Retail/Drug Based                   0.2%
   CVS Corp.                                 --        -- 1,858    44,406 1,858      44,406
   Longs Drug Stores Corp.                  276     6,285    --        --   276       6,285
                                                 --------        --------        ----------
                                                    6,285          44,406            50,691
                                                 --------        --------        ----------
 Retail/Grocery                      0.5%
   Fleming Companies, Inc.                  801    19,304    --        --   801      19,304
   Safeway, Inc. *                           --        -- 2,597   108,165 2,597     108,165
   SUPERVALU, Inc.                          609    12,996    --        --   609      12,996
   SYSCO Corp.                              152     3,665    --        --   152       3,665
   Winn-Dixie Stores, Inc.                  440     4,866    --        --   440       4,866
                                                 --------        --------        ----------
                                                   40,831         108,165           148,996
                                                 --------        --------        ----------
 Retail/Specialty                    1.3%
   AutoNation, Inc. *                       478     4,919    --        --   478       4,919
   Best Buy Company, Inc. *                 140     7,686    --        --   140       7,686
   Circuit City Stores, Inc.                492     6,750    --        --   492       6,750
   Home Depot, Inc.                         175     6,690 5,776   220,816 5,951     227,507
   Lowe's Companies, Inc.                    --        -- 3,905   133,161 3,905     133,161
   Pier 1 Imports, Inc.                     762     8,390    --        --   762       8,390
                                                 --------        --------        ----------
                                                   34,435         353,977           388,412
                                                 --------        --------        ----------
 Toys/Games/Hobbies                  0.0%
   Callaway Golf Company                    225     3,215    --        --   225       3,215
                                                 --------        --------        ----------
Consumer Non-Cyclical          25.5%
                               -----
 Beverages                           1.7%
   Adolph Coors Company                      70     3,482    --        --    70       3,482
   Anheuser-Busch
    Companies, Inc.                          --        -- 3,026   126,063 3,026     126,063
   PepsiCo, Inc.                            921    44,862 5,291   257,725 6,212     302,587
   The Coca-Cola Company                    443    21,211 1,484    71,054 1,927      92,265
                                                 --------        --------        ----------
                                                   69,555         454,842           524,396
                                                 --------        --------        ----------

PRO FORMA SCHEDULE OF INVESTMENTS (unaudited)


October 31, 2001



                                            American
                                         Century Income       IDEX
                                            & Growth     GE U.S. Equity    Pro Forma Fund
                               % of      --------------- --------------- ------------------
        Description            TNA       Shares  Value   Shares  Value   Shares    Value
        -----------            ----      ------ -------- ------ -------- ------ -----------
COMMON STOCK
 Biotechnology                      0.4%
   Amgen, Inc. *                            43  $  2,443    --  $     --    43   $    2,443
   Fisher Scientific
    International, Inc. *                  235     7,027    --        --   235        7,027
   KLA-Tencor Corp. *                      157     6,415    --        --   157        6,415
   PerkinElmer, Inc.                     1,296    34,875 1,367    36,786 2,663       71,661
   Rockwell International
    Corp.                                2,161    29,779    --        -- 2,161       29,779
                                                --------        --------        -----------
                                                  80,539          36,786            117,325
                                                --------        --------        -----------
 Commercial Services/Auto           0.0%
   Ryder System, Inc.                      155     2,899    --        --   155        2,899
                                                --------        --------        -----------
 Commercial Services/
  Business                          0.8%
   Convergys Corp. *                        --        -- 2,323    65,276 2,323       65,276
   Equifax, Inc.                            --        -- 5,428   121,370 5,428      121,370
   Paychex, Inc.                           337    10,804    --        --   337       10,804
   Viad Corp.                            1,504    29,328    --        -- 1,504       29,328
                                                --------        --------        -----------
                                                  40,132         186,646            226,779
                                                --------        --------        -----------
 Commercial Services/
  Technology                        4.1%
   AOL Time Warner, Inc.*                3,764   117,474    --        -- 3,764      117,474
   Automatic Data
    Processing, Inc.                       286    14,775 3,846   198,684 4,132      213,459
   Certegy, Inc. *                          --        -- 2,753    78,461 2,753       78,461
   Deluxe Corp.                          1,543    54,005    --        -- 1,543       54,005
   Electronic Data Systems
    Corp.                                1,057    68,039   664    42,742 1,721      110,781
   First Data Corp.                        494    33,380 8,786   593,670 9,280      627,050
   IMS Health, Inc.                         --        -- 1,131    24,169 1,131       24,169
   VeriSign, Inc. *                        195     7,548    --        --   195        7,548
                                                --------        --------        -----------
                                                 295,221         937,726          1,232,947
                                                --------        --------        -----------
 Commercial Services/
  Transportation                    0.0%
   Sabre Holdings Corp.                    138     3,629   117     3,077   255        6,706
                                                --------        --------        -----------
 Food                               1.3%
   Archer-Daniels-Midland
    Company                              1,496    20,839    --        -- 1,496       20,839
   ConAgra Foods, Inc.                     699    16,007    --        --   699       16,007
   General Mills, Inc.                      --        -- 2,616   120,127 2,616      120,127
   Kellogg Company                         244     7,442    --        --   244        7,442
   Kraft Foods, Inc. Class A               295     9,956 1,074    36,248 1,369       46,204
   PamAmSat Corp. *                        198     4,194    --        --   198        4,194
   Ralston Purina Company                   --        -- 3,551   116,437 3,551      116,437
   Sara Lee Corp.                        1,581    35,240    --        -- 1,581       35,240
   Unilever NV ADR                         458    23,807    --        --   458       23,807
                                                --------        --------        -----------
                                                 117,485         272,812            390,297
                                                --------        --------        -----------

PRO FORMA SCHEDULE OF INVESTMENTS (unaudited)


October 31, 2001



                                              American
                                           Century Income       IDEX
                                              & Growth     GE U.S. Equity   Pro Forma Fund
                                % of       --------------- --------------- -----------------
         Description            TNA        Shares  Value   Shares  Value   Shares   Value
         -----------            ----       ------ -------- ------ -------- ------ ----------
COMMON STOCK
 Healthcare Products                  3.8%
   Apogent Technologies,
    Inc. *                                    --  $     --  3,163 $ 74,078  3,163 $   74,078
   Baxter International, Inc.                 --        --  2,312  111,831  2,312    111,831
   C.R. Bard, Inc.                           113     6,204     --       --    113      6,204
   DENTSPLY International,
    Inc.                                      --        --  1,093   49,174  1,093     49,174
   Johnson & Johnson                       2,909   168,460 11,527  667,529 14,436    835,989
   Medtronic, Inc.                            79     3,184  1,271   51,221  1,350     54,405
   Sybron Dental Specialties,
    Inc. *                                    --        --    918   18,819    918     18,819
                                                  --------        --------        ----------
                                                   177,848         972,652         1,150,500
                                                  --------        --------        ----------
 Healthcare Services                  1.0%
   AFLAC, Inc.                                --        --    937   22,919    937     22,919
   Health Net, Inc. *                        231     5,070     --       --    231      5,070
   Lincare Holdings,
    Inc. *                                    --        --  4,569  117,423  4,569    117,423
   Oxford Health Plans,
    Inc. *                                 1,244    29,309     --       --  1,244     29,309
   UnitedHealth Group, Inc.                   --        --  1,218   80,084  1,218     80,084
   WellPoint Health
    Networks, Inc. *                         317    35,374     --       --    317     35,374
                                                  --------        --------        ----------
                                                    69,753         220,426           290,179
                                                  --------        --------        ----------
 Household Products                   1.4%
   Avon Products, Inc.                        --        --  1,562   73,148  1,562     73,148
   Colgate-Palmolive
    Company                                   --        --  1,320   75,926  1,320     75,926
   Proctor & Gamble
    Company                                1,367   100,857  1,425  105,137  2,792    205,994
   The Clorox Company                        410    14,637     --       --    410     14,637
   The Gillette Company                       --        --  1,757   54,625  1,757     54,625
                                                  --------        --------        ----------
                                                   115,494         308,836           424,331
                                                  --------        --------        ----------
 Pharmaceuticals                     10.4%
   Abbott Laboratories, Inc.                  --        --  2,694  142,728  2,694    142,728
   American Home Products
    Corp.                                    475    26,519  2,519  140,636  2,994    167,155
   Bristol-Myers Squibb
    Company, Inc.                          1,428    76,327  3,612  193,061  5,040    269,388
   Cardinal Health, Inc.                     119     7,986  7,419  497,889  7,538    505,875
   Elan Corp. PLC ADR *                      185     8,445     --       --    185      8,445
   Eli Lilly and Company                     559    42,764  1,679  128,444  2,238    171,207
   IVAX Corp.                                181     3,719     --       --    181      3,719
   Merck & Company, Inc.                   1,944   124,047 10,231  652,840 12,175    776,887

PRO FORMA SCHEDULE OF INVESTMENTS (unaudited)


October 31, 2001



                                            American
                                         Century Income        IDEX
                                            & Growth      GE U.S. Equity     Pro Forma Fund
                               % of      --------------- ----------------- ------------------
        Description            TNA       Shares  Value   Shares   Value    Shares    Value
        -----------            ----      ------ -------- ------ ---------- ------ -----------
COMMON STOCK
  Pharmaceuticals
  (continued)
   Pfizer, Inc.                          5,384  $225,590 14,994 $  628,249 20,378 $   853,838
   Pharmacia Corp.                         824    33,388  3,221    130,515  4,045     163,903
   Schering Plough Corp.                 1,290    47,962     --         --  1,290      47,962
   Watson Pharmaceuticals,
    Inc. *                                  --        --    383     18,261    383      18,261
                                                --------        ----------        -----------
                                                 596,747         2,532,623          3,129,370
                                                --------        ----------        -----------
 Tobacco                            0.6%
   Philip Morris
    Companies, Inc.                        488    22,838  3,522    164,830  4,010     187,668
                                                --------        ----------        -----------
Energy                         8.9%
                               ----
 Coal                               0.1%
   Consol Energy, Inc.                     878    24,233     --         --    878      24,233
                                                --------        ----------        -----------
 Oil and Gas Producers              1.6%
   Anadarko Petroleum
    Corp.                                   --        --  1,406     80,212  1,406      80,212
   Burlington Resources,
    Inc.                                    --        --  2,694    100,352  2,694     100,352
   Devon Energy Corp.                       --        --    781     29,912    781      29,912
   Enron Corp.                             179     2,488     --         --    179       2,488
   Global Marine, Inc. *                   338     5,442     --         --    338       5,442
   Kerr-McGee Corp.                        715    41,184     --         --    715      41,184
   Occidental Petroleum
    Corp.                                4,690   118,751     --         --  4,690     118,751
   PanCanadian Energy
    Corp. ADR                              143     3,961  3,749    103,847  3,892     107,808
                                                --------        ----------        -----------
                                                 171,826           314,323            486,149
                                                --------        ----------        -----------
 Oil and Gas Services               7.2%
   Ashland, Inc.                         1,010    40,663     --         --  1,010      40,663
   B.J. Services Company *                 163     4,171     --         --    163       4,171
   BP PLC ADR                               --        --  2,148    103,834  2,148     103,834
   ChevronTexaco Corp.                   1,191   105,463  2,538    224,740  3,729     330,203
   Conoco, Inc.                            736    18,915  4,686    120,430  5,422     139,345
   Exxon Mobil Corp.                     4,784   188,729 18,606    734,007 23,390     922,736
   Nabors Industries, Inc. *                --        --  5,193    159,633  5,193     159,633
   Noble Drilling Corp. *                  121     3,697     --         --    121       3,697
   Royal Dutch Petroleum
    Company NYRS                         1,810    91,423  1,757     88,746  3,567     180,169
   Schlumberger, Ltd.                       --        --  2,538    122,890  2,538     122,890
   Transocean Sedco Forex,
    Inc.                                    --        --  2,655     80,048  2,655      80,048
   Unocal Corp.                            145     4,668  1,171     37,706  1,316      42,374
   USX-Marathon Group                    1,684    46,462     --         --  1,684      46,462
                                                --------        ----------        -----------
                                                 504,190         1,672,034          2,176,224
                                                --------        ----------        -----------

PRO FORMA SCHEDULE OF INVESTMENTS (unaudited)


October 31, 2001



                                          American
                                       Century Income        IDEX
                                          & Growth      GE U.S. Equity     Pro Forma Fund
                            % of       --------------- ----------------- ------------------
       Description          TNA        Shares  Value   Shares   Value    Shares    Value
       -----------          -----      ------ -------- ------ ---------- ------ -----------
COMMON STOCK
Financial                   22.2%
                            -----
 Banks                            9.4%
   AmSouth Bancorp.                    1,519  $ 26,264     -- $       --  1,519 $    26,264
   Bank of America Corp.               2,926   172,605  4,668    275,365  7,594     447,970
   Bank One Corp.                         81     2,688  1,523     50,548  1,604      53,237
   Citigroup, Inc.                     5,380   244,898 23,608  1,074,637 28,988   1,319,535
   Comerica, Inc.                        374    17,238     --         --    374      17,238
   Cullen/Frost Bankers,
    Inc.                                 136     3,667     --         --    136       3,667
   First Tennessee
    National Corp.                     1,140    39,387     --         --  1,140      39,387
   FleetBoston Financial
    Corp.                              1,411    46,365  4,803    157,827  6,214     204,192
   Greater Bay Bancorp.                  202     4,604     --         --    202       4,604
   Hibernia Corp.                        273     4,150     --         --    273       4,150
   J.P. Morgan Chase &
    Company                               --        --  3,983    140,839  3,983     140,839
   PNC Financial Services
    Group, Inc.                           --        --  3,007    165,084  3,007     165,084
   Silicon Valley
    Bancshares *                         592    13,875     --         --    592      13,875
   State Street Corp.                     --        --  1,640     74,686  1,640      74,686
   SunTrust Banks, Inc.                  292    17,479     --         --    292      17,479
   U.S. Bancorp. NA                      816    14,508  1,171     20,820  1,987      35,329
   Union Planters Corp.                   81     3,281     --         --     81       3,281
   UnionBanCal Corp.                     824    27,513     --         --    824      27,513
   Wachovia Corp.                        889    25,425     --         --    889      25,425
   Wells Fargo &
    Company                               --        --  5,350    211,325  5,350     211,325
   Zions Bancorp.                        264    12,651     --         --    264      12,651
                                              --------        ----------        -----------
                                               676,598         2,171,131          2,847,728
                                              --------        ----------        -----------
 Diversified                      0.9%
   Allied Capital Corp.                   14       315     --         --     14         315
   American Express
    Company                               --        --  5,885    173,195  5,885     173,195
   Berkshire Hathaway,
    Inc. *                                --        --     35     82,390     35      82,390
   MBNA Corp.                            107     2,954     --         --    107       2,954
   Metris Companies, Inc.              1,337    21,673     --         --  1,337      21,673
   Providian Financial
    Corp.                                809     3,147                      809       3,147
                                              --------        ----------        -----------
                                                28,089           255,585            283,674
                                              --------        ----------        -----------

PRO FORMA SCHEDULE OF INVESTMENTS (unaudited)


October 31, 2001



                                          American
                                       Century Income        IDEX
                                          & Growth      GE U.S. Equity     Pro Forma Fund
                             % of      --------------- ----------------- ------------------
       Description           TNA       Shares  Value   Shares   Value    Shares    Value
       -----------           ----      ------ -------- ------ ---------- ------ -----------
COMMON STOCK
 Insurance                        4.7%
   American International
    Group, Inc.                          492  $ 38,671 5,522  $  434,029 6,014  $   472,700
   Chubb Corp.                            --        --   937      63,997   937       63,997
   CIGNA Corp.                           490    35,721    --          --   490       35,721
   Fidelity National
    Financial, Inc.                    1,175    27,037 1,367      31,455 2,542       58,491
   Hartford Financial
    Services Group, Inc.                  --        -- 3,397     183,438 3,397      183,438
   Lincoln National Corp.              1,135    48,067 1,113      47,136 2,248       95,203
   Loews Corp.                           418    21,234 1,115      56,642 1,533       77,876
   Marsh & McLennan
    Companies, Inc.                       --        -- 2,218     214,591 2,218      214,591
   Metlife, Inc. *                       914    24,587    --          --   914       24,587
   Old Republic
    International Corp.                1,254    31,814    --          -- 1,254       31,814
   PMI Group, Inc.                       120     6,654    --          --   120        6,654
   Progressive Corp.                      28     3,884    --          --    28        3,884
   Radian Group, Inc.                    375    12,701    --          --   375       12,701
   The Allstate Corp.                     --        -- 4,451     139,672 4,451      139,672
                                              --------        ----------        -----------
                                               250,370         1,170,960          1,421,330
                                              --------        ----------        -----------
 Real Estate                      0.2%
   CarrAmerica Realty
    Corp.                                260     7,361    --          --   260        7,361
   Liberty Property Trust                428    11,470    --          --   428       11,470
   Plum Creek Timber
    Company, Inc.                      1,085    29,979    --          -- 1,085       29,979
                                              --------        ----------        -----------
                                                48,810                --             48,810
                                              --------        ----------        -----------
 Savings & Loan                   0.6%
   Countrywide Credit
    Industries, Inc.                   1,104    44,083    --          -- 1,104       44,083
   GreenPoint Financial
    Corp.                                477    15,288    --          --   477       15,288
   Washington Mutual, Inc.             1,274    38,462 2,284      68,954 3,558      107,416
                                              --------        ----------        -----------
                                                97,833            68,954            166,787
                                              --------        ----------        -----------
 Securities Brokers               3.5%
   Bear Stearns Companies,
    Inc.                                 223    12,042    --          --   223       12,042
   Goldman Sachs Group,
    Inc.                                  --        --   730      57,057   730       57,057
   iShares S&P 500 Index
    Fund                               1,973   208,862    --          -- 1,973      208,862
   Lehman Brothers
    Holdings, Inc.                       700    43,722 1,171      73,141 1,871      116,863

PRO FORMA SCHEDULE OF INVESTMENTS (unaudited)


October 31, 2001



                                             American
                                          Century Income       IDEX
                                             & Growth     GE U.S. Equity    Pro Forma Fund
                                % of      --------------- --------------- ------------------
         Description            TNA       Shares  Value   Shares  Value   Shares    Value
         -----------            ----      ------ -------- ------ -------- ------ -----------
COMMON STOCK
 Securities Brokers
  (continued)
   Morgan Stanley, Dean
    Witter, Discover and
    Company                               1,630  $ 79,740 2,421  $118,435 4,051  $   198,175
   Standard & Poor's 500
    Depository Receipts                      --        -- 4,200   444,696 4,200      444,696
   Raymond James Financial,
    Inc.                                    366    10,698    --        --   366       10,698
                                                 --------        --------        -----------
                                                  355,064         693,329          1,048,392
                                                 --------        --------        -----------
 United States Government
  Agencies                           2.9%
   Federal Home Loan
    Mortgage Corp.                          795    53,917 1,890   128,180 2,685      182,097
   Federal National Mortgage
    Association                           1,274   103,143 7,206   583,398 8,480      686,541
                                                 --------        --------        -----------
                                                  157,060         711,578            868,638
                                                 --------        --------        -----------
Industrial                      9.3%
                                ----
 Aerospace/Defense                   1.4%
   General Dynamics Corp.                    --        -- 2,323   189,557 2,323      189,557
   Honeywell International,
    Inc.                                    160     4,727   859    25,383 1,019       30,110
   Lockheed Martin Corp.                    906    44,186    --        --   906       44,186
   Northrop Grumman Corp.                    --        --   586    58,571   586       58,571
   The Boeing Company                     1,896    61,810 1,406    45,836 3,302      107,645
                                                 --------        --------        -----------
                                                  110,723         319,347            430,069
                                                 --------        --------        -----------
 Building Materials                  0.1%
   Martin Marietta Materials,
    Inc.                                     --        --   412    16,447   412       16,447
                                                 --------        --------        -----------
 Electronic Components/
  Equipment                          1.5%
   Amphenol Corp. Class A *                 205     9,133    --        --   205        9,133
   C&D Technologies, Inc.                   187     3,875    --        --   187        3,875
   Energizer Holdings, Inc. *                --        --   586     9,663   586        9,663
   Emerson Electric
    Company                                 273    13,382 4,486   219,904 4,759      233,286
   Mercury Computer
    Systems, Inc. *                          69     3,254    --        --    69        3,254
   Molex, Inc.                               --        -- 8,102   201,335 8,102      201,335
                                                 --------        --------        -----------
                                                   29,644         430,902            460,545
                                                 --------        --------        -----------

PRO FORMA SCHEDULE OF INVESTMENTS (unaudited)


October 31, 2001



                                              American
                                           Century Income       IDEX
                                              & Growth     GE U.S. Equity    Pro Forma Fund
                                 % of      --------------- --------------- ------------------
         Description             TNA       Shares  Value   Shares  Value   Shares    Value
         -----------             ----      ------ -------- ------ -------- ------ -----------
COMMON STOCK
 Electronics                          0.8%
   Gemstar-TV Guide
    International, Inc. *                     --  $     --   430  $  8,716   430  $     8,716
   General Electric Company                6,005   218,642    --        -- 6,005      218,642
                                                  --------        --------        -----------
                                                   218,642           8,716            227,358
                                                  --------        --------        -----------
 Engineering/Construction             0.1%
   Centex Corp.                              201     7,690    --        --   201        7,690
   Lennar Corp.                              795    28,827    --        --   795       28,827
                                                  --------        --------        -----------
                                                    36,517              --             36,517
                                                  --------        --------        -----------
 Environmental Control                0.3%
   Waste Management, Inc.                     --        -- 3,573    87,539 3,573       87,539
                                                  --------        --------        -----------
 Hand Tools                           0.0%
   The Stanley Works                         379    14,523    --        --   379       14,523
                                                  --------        --------        -----------
 Machinery-Diversified                3.2%
   Applied Materials, Inc. *                 608    20,739 3,378   115,224 3,986      135,962
   Baker Hughes, Inc.                         --        -- 5,779   207,062 5,779      207,062
   Caterpillar, Inc.                         628    28,084    --        --   628       28,084
   Deere & Company                            --        --   508    18,791   508       18,791
   Dover Corp.                                --        -- 6,462   212,923 6,462      212,923
   Eaton Corp.                                55     3,599   781    51,109   836       54,708
   Ingersoll-Rand Company                     80     2,984    --        --    80        2,984
   Smith International, Inc. *               198     9,365    --        --   198        9,365
   United Technologies Corp.                 624    33,627 4,553   245,361 5,177      278,989
   York International Corp.                  791    24,236    --        --   791       24,236
                                                  --------        --------        -----------
                                                   122,634         850,470            973,104
                                                  --------        --------        -----------
 Metal Fabricate/Hardware             0.1%
   Fortune Brands, Inc.                      233     8,586    --        --   233        8,586
   Shaw Group, Inc. *                        564    15,510    --        --   564       15,510
                                                  --------        --------        -----------
                                                    24,096              --             24,096
                                                  --------        --------        -----------
 Miscellaneous
  Manufacturing                       0.9%
   Tyco International, Ltd.                2,116   103,980 3,631   178,427 5,747      282,407
                                                  --------        --------        -----------
 Packaging & Containers               0.0%
   Ball Corp.                                142     8,739    --        --   142        8,739
                                                  --------        --------        -----------
 Shipbuilding                         0.0%
   Brunswick Corp.                           371     6,637    --        --   371        6,637
                                                  --------        --------        -----------
 Transportation/Air                   0.0%
   Southwest Airlines
    Company                                  191     3,037    --        --   191        3,037
                                                  --------        --------        -----------

PRO FORMA SCHEDULE OF INVESTMENTS (unaudited)


October 31, 2001



                                             American
                                          Century Income       IDEX
                                             & Growth     GE U.S. Equity    Pro Forma Fund
                                % of      --------------- --------------- ------------------
         Description            TNA       Shares  Value   Shares  Value   Shares    Value
         -----------            ----      ------ -------- ------ -------- ------ -----------
COMMON STOCK
 Transportation/Railroad             0.5%
   Burlington Northern Santa
    Fe, Inc.                                194  $  5,213  4,650 $124,945  4,844 $   130,158
   Canadian Pacific Railway,
    Ltd. *                                   --        --  1,464   24,683  1,464      24,683
   Union Pacific Corp.                      117     6,085     --       --    117       6,085
                                                 --------        --------        -----------
                                                   11,298         149,628            160,926
                                                 --------        --------        -----------
 Transportation/Water                0.4%
   Carnival Corp.                         2,000    43,560  3,671   79,954  5,671     123,514
                                                 --------        --------        -----------
   Technology                   9.6%
                                ----
 Computers                           2.4%
   Compaq Computer Corp.                    891     7,796  2,070   18,113  2,961      25,909
   Dell Computer Corp. *                  1,283    30,766  7,634  183,063  8,917     213,830
   EMC Corp. *                              560     6,899  1,738   21,412  2,298      28,311
   Hewlett-Packard Company                  396     6,665     --       --    396       6,665
   International Business
    Machines Corp.                        1,453   157,026  2,343  253,208  3,796     410,234
   International Game
    Technology *                            282    14,396     --       --    282      14,396
   Storage Technology
    Corp. *                                 463     8,691     --       --    463       8,691
   Tech Data Corp. *                        667    28,474     --       --    667      28,474
                                                 --------        --------        -----------
                                                  260,713         475,796            736,509
                                                 --------        --------        -----------
 Office/Business Equipment           0.9%
   Cisco Systems, Inc. *                  1,567    26,514  6,755  114,295  8,322     140,808
   Eastman Kodak Company                    689    17,618     --       --    689      17,618
   Pitney Bowes, Inc.                     1,292    47,365  1,484   54,403  2,776     101,768
   Xerox Corp.                            1,272     8,904     --       --  1,272       8,904
                                                 --------        --------        -----------
                                                  100,401         168,698            269,098
                                                 --------        --------        -----------
 Semiconductors                      2.4%
   Analog Devices, Inc. *                   335    12,730  2,558   97,204  2,893     109,934
   Celestica, Inc.                          261     8,958     --       --    261       8,958
   Flextronics International,
    Ltd. *                                  551    10,965     --       --    551      10,965
   Intel Corp.                            3,633    88,718 10,231  249,841 13,864     338,559
   Intergrated Device
    Technology, Inc. *                      491    13,674     --       --    491      13,674
   International Rectifier
    Corp. *                                 604    21,206     --       --    604      21,206
   Linear Technology Corp.                  570    22,116     --       --    570      22,116
   Maxim Integrated
    Products, Inc. *                        192     8,784     --       --    192       8,784

PRO FORMA SCHEDULE OF INVESTMENTS (unaudited)


October 31, 2001



                                            American
                                         Century Income       IDEX
                                            & Growth     GE U.S. Equity    Pro Forma Fund
                               % of      --------------- --------------- ------------------
        Description            TNA       Shares  Value   Shares  Value   Shares    Value
        -----------            ----      ------ -------- ------ -------- ------ -----------
COMMON STOCK
 Semiconductors (continued)
   Novellus Systems, Inc. *                176  $  5,813     -- $     --    176 $     5,813
   NVIDIA Corp. *                          606    25,973     --       --    606      25,973
   Texas Instruments, Inc.                 438    12,260  5,232  146,444  5,670     158,703
                                                --------        --------        -----------
                                                 231,197         493,489            724,686
                                                --------        --------        -----------
 Software                           3.9%
   Adobe Systems, Inc.                     367     9,689     --       --    367       9,689
   Aether Systems, Inc. *                  540     3,764     --       --    540       3,764
   Cerner Corp. *                          234    12,578     --       --    234      12,578
   Computer Associates
    International, Inc.                    914    28,261     --       --    914      28,261
   Intuit, Inc. *                          187     7,521  2,206   88,726  2,393      96,247
   Mentor Graphics Corp. *               1,124    21,311     --       --  1,124      21,311
   Microsoft Corp. *                     3,248   188,871 12,003  697,974 15,251     886,846
   Oracle Corp. *                        2,578    34,958  2,343   31,771  4,921      66,729
   Sun Microsystems, Inc. *                560     5,683  2,929   29,729  3,489      35,412
   Tektronix, Inc. *                       458     9,023     --       --    458       9,023
   Unisys Corp. *                           --        --  2,085   18,619  2,085      18,619
                                                --------        --------        -----------
                                                 321,659         866,819          1,188,478
                                                --------        --------        -----------
Utilities                      3.8%
                               ----
 Electric                           3.3%
   Allete, Inc.                            651    14,322     --       --    651      14,322
   American Electric Power                 121     5,070     --       --    121       5,070
   Calpine Corp. *                         242     5,990  1,796   44,451  2,038      50,441
   CMS Energy Corp.                        170     3,657     --       --    170       3,657
   Constellation Energy
    Group, Inc.                             --        --  2,343   52,413  2,343      52,413
   Dominion Resources, Inc.                512    31,293  2,616  159,890  3,128     191,183
   Duke Energy Corp.                        --        --  5,076  194,969  5,076     194,969
   Entergy Corp.                         1,339    52,020  1,367   53,108  2,706     105,128
   Exelon Corp.                            271    11,401  2,148   90,366  2,419     101,767
   GPU, Inc.                                35     1,388     --       --     35       1,388
   Pacific Gas & Electric
    Company                                531     9,590     --       --    531       9,590
   Potomac Electric Power
    Company                                194     4,154     --       --    194       4,154
   PPL Corp.                               106     3,620     --       --    106       3,620
   Puget Energy, Inc.                       75     1,430     --       --     75       1,430
   Reliant Energy, Inc.                  1,082    30,242     --       --  1,082      30,242
   Reliant Resources, Inc. *               263     4,116     --       --    263       4,116
   Sempra Energy                         2,789    65,263     --       --  2,789      65,263
   The Detroit Edison
    Company                                103     4,294     --       --    103       4,294
   TXU Corp.                               541    24,799     --       --    541      24,799
   Utilicorp United, Inc.                1,857    55,023     --       --  1,857      55,023
   Xcel Energy, Inc.                       129     3,648  2,460   69,569  2,589      73,217
                                                --------        --------        -----------
                                                 331,320         664,766            996,085
                                                --------        --------        -----------

PRO FORMA SCHEDULE OF INVESTMENTS (unaudited)


October 31, 2001



                                         American
                                      Century Income              IDEX
                                         & Growth            GE U.S. Equity          Pro Forma Fund
                       % of        --------------------  ----------------------  ----------------------
     Description       TNA          Shares     Value      Shares       Value      Shares       Value
     -----------       ----        --------- ----------  ---------- -----------  ---------- -----------
COMMON STOCK
 Gas                          0.5%
   El Paso Corp.                         --  $       --       2,733 $   134,081       2,733 $   134,081
   Keyspan Corp.                        509      16,889          --          --         509      16,889
   Nicor, Inc.                          179       6,961          --          --         179       6,961
   Peoples Energy
    Corp.                                84       3,216          --          --          84       3,216
                                             ----------             -----------             -----------
                                                 27,066                 134,081                 161,147
                                             ----------             -----------             -----------
Total Common Stock           97.5%            7,261,047              22,200,862              29,461,909
                                             ----------             -----------             -----------
Total Common Stock
 Cost                                         7,786,453              24,397,490              32,183,943
                                             ----------             -----------             -----------

     Description                   Principal   Value     Principal     Value     Principal     Value
     -----------                   --------- ----------  ---------- -----------  ---------- -----------
SHORT-TERM
 SECURITIES                   3.9%
 Time Deposit
   State Street Bank
    & Trust
    Eurodollar
    Time Deposit
    1.000% 11-1-
     2001 (cost
     $153,052)                     $153,052  $  153,052  $       -- $        --  $       -- $   153,052
    1.500% 11-1-
     2001 (cost
     $1,036,191)                         --          --   1,036,191   1,036,191   1,036,191   1,036,191
                                             ----------             -----------             -----------
    Total Short-
     term
     Securities
     (cost equals
     value)                                     153,052               1,036,191               1,189,243
                                             ----------             -----------             -----------
Total Investments           101.5%            7,414,099              23,237,053              30,651,152
                                             ----------             -----------             -----------
Total Investments
 Cost                                         7,939,505              25,433,681              33,373,186
                                             ----------             -----------             -----------
Liabilities In Excess
 of Other Assets             -1.5%             (111,693)               (336,549)               (448,242)
                                             ----------             -----------             -----------
Net Assets (100.0%)         100.0%           $7,302,406             $22,900,504             $30,202,910
                                             ==========             ===========             ===========

--------

* Security is non-income producing.



    See accompanying notes to the unaudited pro forma financial statements.



       Management expects any sales of securities in connection with the reorganization to be soley the result of a change in investment policies and investment style.

           PRO FORMA STATEMENT OF ASSETS AND LIABILITIES (Unaudited)



                               October 31, 2001


              All numbers (except per share amounts) in thousands



                                                           IDEX
                                                     American Century      IDEX                  Pro Forma
                                                     Income & Growth  GE U.S. Equity Adjustments   Fund
                                                     ---------------- -------------- ----------- ---------
ASSETS:
Investment securities, at market value..............     $ 7,414         $ 23,237       $ --     $ 30,651
Cash................................................          --               --         --           --
Receivables:
 Investment securities sold.........................          16              466         --          482
 Shares of beneficial interest sold.................         121              289         --          410
 Interest...........................................          --               --         --           --
 Dividends..........................................           6               17         --           23
 Due from investment adviser........................          32               --         --           32
Forward foreign currency contracts..................          --               --         --           --
Other...............................................          --               --         --           --
                                                         -------         --------       ----     --------
   Total Assets.....................................       7,589           24,009         --       31,598
                                                         -------         --------       ----     --------
LIABILITIES:
Accounts payable:
 Investment securities purchased....................         236              942         --        1,178
 Shares of beneficial interest redeemed.............           1               92         --           93
Accrued liabilities:
 Management and advisory fees.......................          --                8         --            8
 Distribution fees..................................           5               16         --           21
 Transfer agent fees and expenses...................           6               14         --           20
Forward foreign currency contracts..................          --               --         --           --
Other...............................................          39               36         --           75
                                                         -------         --------       ----     --------
   Total Liabilities................................       287...           1,108...      --....     1,395...
                                                         -------         --------       ----     --------
   Net Assets.......................................   $ 7,302...      $ 22,901.      $ --..     $ 30,203
                                                         =======         ========       ====     ========
NET ASSETS CONSIST OF:
Shares of beneficial interest, unlimited shares
 authorized.........................................       7,897           26,602         --       34,499
Undistributed net investment income (loss) or
 (distribution in excess of net investment income)..          --               --         --           --
Undistributed net realized loss from investments and
 foreign currency
 transactions.......................................         (69)          (1,504)        --       (1,573)
Net unrealized depreciation of investments and
 translation of foreign denominated assets/
 liabilities........................................        (526)          (2,197)        --       (2,723)
                                                         -------         --------       ----     --------
   Net Assets.......................................   $ 7,302...      $ 22,901.      $ --..     $ 30,203
                                                         =======         ========       ====     ========
   Investment securities, at cost...................   $ 7,940...      $ 25,434.      $ --..     $ 33,374
                                                         =======         ========       ====     ========
Net Assets: Class A.................................     $ 2,426         $  5,183       $ --     $  7,609
Net Assets: Class B.................................       3,685           11,623         --       15,308
Net Assets: Class C.................................         567            3,985         --        4,552
Net Assets: Class M.................................         624            2,110         --        2,734
                                                         -------         --------       ----     --------
                                                         $7,302          $22,901        $--      $30,203
                                                         =======         ========       ====     ========
Outstanding Shares: Class A.........................         252              589         24          865
Outstanding Shares: Class B.........................         384            1,337         41        1,762
Outstanding Shares: Class C.........................          59              458          7          524
Outstanding Shares: Class M.........................          65              243          6          314
Net Asset Value: Class A............................     $  9.63         $   8.79                $   8.79
Net Asset Value: Class B............................     $  9.59         $   8.69                $   8.69
Net Asset Value: Class C............................     $  9.59         $   8.69                $   8.69
Net Asset Value: Class M............................     $  9.60         $   8.71                $   8.71
Offering Price: Class A.............................     $ 10.19         $   9.30                $   9.30
Offering Price: Class M.............................     $  9.70         $   8.80                $   8.80


 Amounts shown as "--" represent amounts that are zero or those that round to less than $1,000.


      See accompanying notes to unaudited pro forma financial statements.

                 PRO FORMA STATEMENT OF OPERATIONS (Unaudited)


          For the period from April 2, 2001 through October 31, 2001


              All numbers (except per share amounts) in thousands



                                               IDEX
                                         American Century      IDEX                  Pro Forma
                                         Income & Growth  GE U.S. Equity Adjustments   Fund
                                         ---------------- -------------- ----------- ---------
Investment Income:
  Interest..............................      $   2          $     7        $ --      $     9
  Dividends.............................         32              148          --          180
  Less withholding taxes on foreign
   dividends............................         --               (1)         --           (1)
                                              -----          -------        ----      -------
                                                 34              154          --          188
                                              -----          -------        ----      -------
Expenses:
  Management and advisory fees..........         19               99           9          127
  Transfer agent fees and expenses......         15               67          --           82
  Custody and accounting fees and
   expenses.............................         86               57         (16)         127
  Registration fees.....................         54               32          --           86
  Trustees fees and expenses............         --                1          --            1
  Audit fees and expenses...............          5                5          (1)           9
  Other.................................          4                6          --           10
Distribution and service fees:
  Class A...............................          2               11          --           13
  Class B...............................         10               65          --           75
  Class C...............................          2               18          --           20
  Class M...............................          2               10          --           12
                                              -----          -------        ----      -------
Gross Expenses..........................        199              371          (8)         562
Less fee waivers and reimbursements
 by the investment adviser..............       (151)            (118)         31         (224)
                                              -----          -------        ----      -------
Net Expenses............................         48              253          37          338
                                              -----          -------        ----      -------
Net Investment Loss.....................        (14)             (99)        (37)        (150)
                                              -----          -------        ----      -------
Realized Loss on Investments, Futures/
 Options Contracts and Foreign
 Currency Transactions:
Net realized loss during the period on:
  Investments...........................        (69)          (1,087)         --       (1,156)
  Futures/options contracts.............         --               --          --           --
  Foreign currency transactions.........         --               --          --           --
                                              -----          -------        ----      -------
                                                (69)          (1,087)         --       (1,156)
                                              -----          -------        ----      -------
Unrealized Loss on Investments,
 Futures/Options Contracts and
 Foreign Currency Transactions:
Net unrealized depreciation during the
 period on:
  Investments...........................       (526)          (1,006)         --       (1,532)
  Futures/options contracts.............         --               --          --           --
  Translation of assets and liabilities
   denominated in foreign currency......         --               --          --           --
                                              -----          -------        ----      -------
                                               (526)          (1,006)         --       (1,532)
                                              -----          -------        ----      -------
Net Loss on Investments, Futures/
 Options Contracts and Foreign
 Currency Transactions..................       (595)          (2,093)         --       (2,688)
                                              -----          -------        ----      -------
Net Decrease in Net Assets Resulting
 from Operations........................      $(609)         $(2,192)       $(37)     $(2,838)
                                              =====          =======        ====      =======



Amounts shown as "--" represent amounts that are zero or those that round to less than $1,000.



      See accompanying notes to unaudited pro forma financial statements.

                    Notes to Pro Forma Financial Statements


                          for Reorganization between


         IDEX American Century Income & Growth and IDEX GE U.S. Equity


                               October 31, 2001


                                  (unaudited)



1. General Information and Basis for Combination/Presentation



The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed transaction whereby IDEX GE U.S. Equity (the "Acquiring Fund") would acquire substantially all of the assets and assume substantially all of the liabilities of IDEX American Century Income & Growth (the "Fund") in exchange for Class A, B, C and M shares of the Acquiring Fund (in like proportion to the shares of the Fund) as described elsewhere in this Proxy Statement/Prospectus. The Acquiring Fund will, in connection with the reorganization, subsequently change its name to IDEX American Century Income & Growth.



Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Fund for Class A, B, C and M shares of the Acquiring Fund will be treated as a tax-free reorganization and accordingly will be accounted for as a tax-free reorganization. The acquisition would be accomplished by an acquisition of the net assets of the Fund in exchange for Class A, B, C and M shares of the Acquiring Fund at net asset value. The unaudited pro forma Schedule of Investments and the unaudited pro forma Statement of Assets and Liabilities have been prepared as though the acquisition had been effective on October 31, 2001. The unaudited pro forma Statement of Operations has been prepared as though the acquisition had been effective April 2, 2001, the date of commencement of operations of the Fund, which management believes to be the survivor for financial statement purposes.



The accompanying pro forma financial statements should be read in conjunction with the financial statements and Schedules of Investments of the Fund and the Acquiring Fund, which are included in the IDEX Mutual Funds Annual Report dated October 31, 2001.



2. Pro Forma Adjustments



The accompanying unaudited pro forma Schedule of Investments and pro forma Statement of Assets and Liabilities reflect changes as if the reorganization had taken place on October 31, 2001, and the unaudited pro forma Statement of Operations reflects adjustments to certain expenses to reflect the Fund's operations as if the reorganization had taken place as of April 2, 2001.



3. Management Agreement and Other Transactions



IDEX Management, Inc. ("IMI"), a subsidiary of AUSA Holding Company, is the investment adviser of the Fund. The Fund pays IMI a management fee calculated at an annual rate of 0.90% of the fund's average daily net assets on the first $100 million, 0.85% on the next $150 million, and 0.80% on average net assets over $250 million. This fee is calculated daily and paid monthly. IMI and its affiliates also provide certain administrative services to the Fund.

                               OTHER INFORMATION

Item 15. Indemnification

Reference is made to the Registrant's Declaration of Trust, and the Registrant's By-Laws.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission ("SEC") such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


Item 16. Exhibits

          1. Declaration of Trust and all amendments are incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659), as filed with the SEC on November 15, 1996.

          2. (a) Amended and Restated By-Laws are incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659 ), as filed with the SEC on November 15, 1996.

          3.        Not applicable.

          4. Agreement and Plan of Reorganization is filed herewith as Appendix A to the Prospectus/Proxy Statement.

          5.        Not Applicable.

          6. (a) Form of Investment Advisory Agreements are incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659), Amendment No. 33 as filed with the SEC on December 17, 1999 (IDEX GE U.S. Equity) and Amendment No. 41 as filed with the SEC on December 15, 2000 (IDEX American Century Income & Growth).

                    (b) Form of Sub-Advisory Agreements are incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659), ), Amendment No. 33 as filed with the SEC on December 17, 1999 (IDEX GE U.S. Equity) and Amendment No. 41 as filed with the SEC on December 15, 2000 (IDEX American Century Income & Growth).

          7. Distribution Agreement is incorporated herein by reference to the Registrants Registration Statement on Form N-1A (File No.33-2659 ), Amendment No. 33 as filed with the SEC on December 17, 1999 (IDEX GE U.S. Equity) and Amendment No. 41 as filed with the SEC on December 15, 2000 (IDEX American Century Income & Growth).

          8.        Not Applicable.

          9. Custodian Agreement is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659), Amendment No. 25 as filed with the SEC on January 31, 1997.

          10. Plans of Distribution under Rule 12b-1 are incorporated by reference to Registrant's Registration Statement on Form N-1A (File No. 33-2659), Post-Effective Amendment No. 41, as filed with the SEC on December 15, 2000.

          11. Opinion and Consent of John Carter, Esq. is incorporated by reference to Registrant's Registration Statement on Form N-14 (File No. 333-73342), Pre-Effective Amendment No. 2, as filed with the SEC on December 27, 2001.

          12. Form of opinion of Sutherland Asbill & Brennan LLP with respect to tax matters is incorporated by reference to Registrant's Registration Statement on Form N-14 (File No. 333-73342), Pre-Effective Amendment No. 2, as filed with the SEC on December 27, 2001.

          13. Transfer Agent Agreement, Administrative Services Plan and Multiple Class Plan are incorporated herein by reference to Post-Effective Amendments Nos. 24, 41 and 42 to the Registrant's Registration Statement on Form N-1A (File No. 33-2659), as filed with the SEC on November 15, 1996, December 15, 2000, and March 1, 2001, respectively.

          14. Consent of Independent Certified Public Accountants is filed herewith.

          15.       Not Applicable.

          16. Power of Attorney for the Registrant is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659) as filed with the SEC.

          17. (a) Form of proxy card is incorporated by reference to Registrant's Registration Statement on Form N-14 (File No. 333-73342), Pre-Effective Amendment No. 2, as filed with the SEC on December 27, 2001.

                    (b) The Registrant's Annual Report, dated 10/31/01, is incorporated herein by reference.

(c) Prospectus and Statement of Additional Information of IDEX, dated March 1, 2001, are incorporated herein by reference to Amendment No. 42 to the Registrant's Registration Statement on Form N-1A (File No. 33-2659) as filed with the SEC on March 1, 2001.


(d) IDEX Annual Report dated October 31, 2001 is incorporated by reference.


Item 17. Undertakings

(1)The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at the time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES


As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant in the City of St. Petersburg and the State of Florida on the 7th day of January, 2002.


IDEX Mutual Funds

                                  /s/ JOHN R. KENNEY
                                  ------------------
                                  John R. Kenney
                                  Chairman, Trustee and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



/s/ JOHN R. KENNEY          Chairman, Trustee & CEO              January 7, 2002
--------------------------
John R. Kenney

/s/ PATRICK S. BAIRD        President and Trustee                January 7, 2002
--------------------------  (Principal Executive Officer)
Patrick S. Baird*

/s/ THOMAS R. MORIARTY      Senior Vice President                January 7, 2002
--------------------------  Treasurer and Principal
Thomas R. Moriarty*         Financial Officer

/s/ CHRISTOPHER G. ROETZER  Vice President, Assistant            January 7, 2002
--------------------------  Treasurer and Principal
Christopher G. Roetzer*     Accounting Officer

/s/ PETER R. BROWN          Vice Chairman & Trustee              January 7, 2002
--------------------------
Peter R. Brown *

/s/ DANIEL CALABRIA         Trustee                              January 7, 2002
--------------------------
Daniel Calabria *

/s/ JAMES L. CHURCHILL      Trustee                              January 7, 2002
--------------------------
James L. Churchill *




/s/ CHARLES C. HARRIS            Trustee                        January 7, 2002
-------------------------
   Charles C. Harris*

/s/ WILLIAM W. SHORT, JR.        Trustee                        January 7, 2002
-------------------------
   William W. Short, Jr. *

/s/ JACK E. ZIMMERMAN            Trustee                        January 7, 2002
-------------------------
    Jack E. Zimmerman *

/s/ JOHN K. CARTER
-------------------------
*Signed by John K. Carter

Attorney in Fact


                                  EXHIBIT INDEX

Exhibit No.                             Description

14                Consent of Independent Certified Public Accountant